UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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BROADCOM INC.
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NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

Date:	April 20, 2026		Vote via the Internet www.proxyvote.com Vote by Telephone In the U.S. or Canada (800) 690-6903 Vote by Mail Complete, sign, date and return your proxy card in the postage-paid envelope
Time:	4:00 p.m. Pacific Time
Place:	3421 Hillview Avenue, Palo Alto, California 94304
Record Date:	February 24, 2026
Items of Business:	1.	To elect each of the eight director nominees until the next annual meeting of stockholders or until their successors have been elected.
	2.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Broadcom for the fiscal year ending November 1, 2026.
	3.	To hold an advisory vote to approve the named executive officer compensation.
	4.	To transact any other business as may properly come before the meeting or any postponements or adjournments to the annual meeting.

These items of business are described more fully in the accompanying proxy statement. On or about March 2, 2026, we are mailing to Broadcom’s stockholders at the close of business on the Record Date a Notice of Internet Availability of Proxy Materials.

Your vote is important. Regardless of whether you plan to participate in the Annual Meeting, we encourage you to vote via the Internet, by telephone or by mail to ensure you are represented at the Annual Meeting. Instructions for using these voting methods are set forth on the proxy card or the Notice of Internet Availability of Proxy Materials. Please refer to “Additional Meeting Information” for instructions on how to register for and attend the Annual Meeting.

Important notice of internet availability of proxy materials:

The notice of the annual meeting, proxy statement and annual report are available at https://investors.broadcom.com.

By Order of the Board,

Hock E. Tan

President, Chief Executive Officer and Director

March 2, 2026

This proxy statement contains forward-looking statements, including statements that address our expected future business and financial performance, and other statements identified by words such as “will,” “expect,” “believe,” “anticipate,” “estimate,” “should,” “intend,” “plan,” “potential,” “predict,” “project,” “aim” and similar words, phrases or expressions. These forward-looking statements are based on current expectations and projections, and involve risks and uncertainties that may cause actual results to differ materially from those contained in such forward-looking statements. These forward-looking statements should be considered in light of the uncertainties that affect our business under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended November 2, 2025 and subsequent filings filed with the Securities and Exchange Commission. We caution readers not to place undue reliance on any forward-looking statements included in this proxy statement, which speak only as of the date of this proxy statement. We undertake no responsibility to update these statements, except as required by law.

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LETTER FROM THE CHAIRMAN OF THE BOARD

Dear Broadcom stockholders:

On behalf of the Board, I want to thank you for your continued commitment to Broadcom. I also want to provide you with several updates in connection with the upcoming Annual Meeting.

Financial Performance

Fiscal 2025 was another strong year for Broadcom. Broadcom achieved record revenue of $63.9 billion, record cash from operations of $27.5 billion and record free cash flow of $26.9 billion.

The momentum for our AI semiconductor solutions continued in fiscal 2025 due to the unprecedented demand for compute and AI infrastructure. AI semiconductor revenue in fiscal 2025 grew 65% year-over-year to $20.2 billion and drove our semiconductor revenue to $36.9 billion. We also released VMware Cloud Foundation 9.0 in June 2025, which drove our infrastructure software revenue to $27.0 billion in fiscal 2025.

Our record achievements in fiscal 2025 are a testament to the steadfast leadership of our executives and their laser-focused execution of our existing and new business models and strategies.

Board Composition

My fellow Board members and I would like to thank Eddy Hartenstein for his invaluable contribution to Broadcom and the Board since joining the Board after the acquisition of Broadcom Corporation in February 2016. After ten years of dedicated service on the Board, including eight years as Lead Independent Director, Mr. Hartenstein will retire from the Board upon the conclusion of his term at the upcoming Annual Meeting.

Continued Leadership

The technology industry is undergoing a profound transformation due to AI and our stockholders have expressed their support in securing the continued leadership of Broadcom President and CEO Hock Tan through this transformation. After careful consideration, the Board granted Mr. Tan a PSU award in September 2025 to extend his leadership of Broadcom through fiscal 2030. More information about Mr. Tan’s new PSU award, as well as his post-vesting holding requirement, is provided below in “Compensation Discussion and Analysis.”

Succession Planning

The Board continues to focus on and be actively engaged in CEO succession planning. We have provided below more information about the Board’s approach to CEO succession planning in “Corporate Governance.”

Stockholder Engagement and Responsiveness

We continued our robust stockholder engagement program in 2025 and met with our stockholders prior to the 2025 annual meeting and after granting Mr. Tan the new PSU award. More information about our engagement with our stockholders and our responsiveness to their concerns is provided below in “Corporate Governance” and “Compensation Discussion and Analysis.”

Your continued support and vote are important to us. We encourage you to read this Proxy Statement and vote your shares.

Sincerely,

Henry Samueli, Ph.D.

Chairman of the Board

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PROXY STATEMENT SUMMARY

Your proxy is being solicited by the Board of Directors of Broadcom Inc. (the “Board”) in connection with the 2026 Annual Meeting of Stockholders (the “Annual Meeting”). We are making the Notice of Internet Availability of Proxy Materials (the “Internet Notice”), this proxy statement (the “Proxy Statement”) with the proxy card and our Annual Report on Form 10-K for the fiscal year ended November 2, 2025 (the “2025 Annual Report”) available to stockholders at the close of business on February 24, 2026 (the “Record Date”) on or about March 2, 2026.

This summary highlights information contained elsewhere in this Proxy Statement. We encourage you to review the entire Proxy Statement before voting.

Unless the context otherwise requires, references in this Proxy Statement to “Broadcom,” “we,” “our,” “us” and similar terms are to Broadcom Inc.

PROPOSALS AND BOARD RECOMMENDATIONS

Proposal		Board Recommendation	Page
1.	To elect each of the eight director nominees until the next annual meeting of stockholders or until their successors have been elected	FOR each director nominee	18
2.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Broadcom for the fiscal year ending November 1, 2026	FOR	23
3.	To hold an advisory vote to approve the named executive officer compensation	FOR	26

DIRECTOR NOMINEES

Name	Independent
Diane M. Bryant	✔
Gayla J. Delly	✔
Kenneth Y. Hao	✔
Check Kian Low	✔
Justine F. Page	✔
Henry Samueli, Ph.D. (Chairman of the Board)	✔
Hock E. Tan (President & CEO)
Harry L. You	✔

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FISCAL 2025 HIGHLIGHTS

Total Stockholder Return and Return of Capital

Our total stockholder return (“TSR”) continues to significantly outperform the S&P 500 and our compensation peer group. Over the five-year period through fiscal 2025, we delivered a TSR of 1,082%, and our market capitalization increased from $141.4 billion to $1.7 trillion.

*TSR assumes $100 investment in Broadcom common stock on the last trading day of fiscal 2020 and reinvestment of dividends.

In addition, we returned an aggregate of $13.6 billion to our stockholders during fiscal 2025, consisting of $11.1 billion in cash dividends and $2.5 billion in stock repurchases.

Furthermore, our strong free cash flow in fiscal 2025 enabled us to increase our quarterly common stock dividend to $0.65 per share in our first quarter of fiscal 2026, an increase of 10% over the quarterly dividends paid in fiscal 2025.

Financial Performance

Our record revenue, cash from operations and free cash flow in fiscal 2025 were driven by our AI semiconductor solutions and infrastructure software solutions from our acquisition of VMware, Inc. (“VMware”).

Due to the increase in our custom accelerator business, our AI semiconductor revenue increased 65% from $12.2 billion in fiscal 2024 to $20.2 billion in fiscal 2025 and represented 55% of our fiscal 2025 semiconductor revenue of $36.9 billion. With the strong adoption of our VMware Cloud Foundation, our infrastructure software revenue increased 26% from $21.5 billion in fiscal 2024 to $27.0 billion in fiscal 2025.

Record Revenue	Record Cash From Operations	Record Free Cash Flow*
$63.9B	$27.5B	$26.9B
+24%YoY	+38%YoY	+39%YoY

    *See Appendix A for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures.

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FISCAL 2025 NAMED EXECUTIVE OFFICER COMPENSATION

Our executive compensation program is designed to (i) reward our executive officers for growing and sustaining stockholder value consistent with our long-term strategic plan, (ii) align the interests of our executive officers with the interests of our stockholders and (iii) attract, motivate and retain critical talent in a highly competitive talent market.

In line with our executive compensation program philosophy, design and objectives, 96% of our Chief Executive Officer’s (“CEO”) and 95% of our other named executive officers’ (“NEOs”) average annualized target total compensation in fiscal 2025 is comprised of variable compensation, with a majority tied to long-term stock price performance (based on the annualized value of their equity awards and assuming target performance level attainment) as shown in the charts below. For Mr. Tan, as the PSU award granted to him in fiscal 2023 covers five years of annual equity awards, including fiscal 2025, the long-term incentive component of the CEO chart reflects the annualized value of that PSU award.

See “Compensation Discussion and Analysis — Executive Compensation Program” below for more information.

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CORPORATE GOVERNANCE
We are committed to strong corporate governance and have designed our corporate governance framework to support the long-term interests of our stockholders, as well as our workforce, customers and communities. Some of our key governance practices include the following:

✔	Proxy access	✔	Annual election of all directors

✔	Ability to call special meetings by two or more stockholders holding at least 10% of outstanding shares	✔	Annual review of Board refreshment and composition

✔	No supermajority voting requirements for bylaw amendments	✔	Strong independent Board — 7 of 8 nominees are independent

✔	No “poison pill”	✔	Separate Chairman and CEO roles

✔	Annual say-on-pay vote	✔	Majority vote for directors in uncontested election

✔	Robust stock ownership guidelines for all executive officers and directors	✔	Independent directors regularly meet in executive session

✔	No hedging of stock by employees and directors	✔	Annual Board and committee evaluations

✔	No pledging of stock by employees or, unless a limited exception is approved, by executive officers or directors	✔	Active CEO and senior management succession review
CODE OF ETHICS AND BUSINESS CONDUCT
Our Board has adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) that is applicable to all members of our Board, employees, including executive officers, and certain contractors and consultants of Broadcom and its subsidiaries. The Code of Ethics guides us in how we conduct our business and work with each other, and reflects our values, standards and expectations. Any amendments to or waivers given to our executive officers or directors under the Code of Ethics will be disclosed on our website to the extent required under the applicable Securities and Exchange Commission (“SEC”) rules or Nasdaq Stock Market (“Nasdaq”) listing standards.
A copy of the Code of Ethics is available in the “Investor Center — Corporate Governance” section of our website or upon request to: Investor Relations, Broadcom Inc., 3421 Hillview Avenue, Palo Alto, California 94304.
CORPORATE GOVERNANCE GUIDELINES
Our Board has adopted the Corporate Governance Guidelines that cover various topics relating to our Board and its activities. A copy of the Corporate Governance Guidelines is available in the “Investor Center — Corporate Governance” section of our website or upon request to: Investor Relations, Broadcom Inc., 3421 Hillview Avenue, Palo Alto, California 94304. A summary of our key governance practices in the Corporate Governance Guidelines is set forth below.
Protections Against Overboarding
To ensure that our directors are not over-committed and have sufficient time to fulfill their duties and responsibilities on our Board effectively, directors may not serve on more than four other public company boards without prior approval, except that a director who also serves as the chief executive officer of a public company should not serve on more than a total of three public company boards (including our Board). The Nominating and Corporate Governance Committee (the “NCG Committee”) regularly reviews the commitments of our directors, including the number of other public company directorships and the profile of the public companies.
When considering any requests to serve on additional public company boards, our Board, with the NCG Committee, carefully reviews such director’s prior time and attention to our Board and ability to continue to dedicate sufficient time to fulfill the responsibilities required as a member of our Board. Our Board also considers such director’s contributions to our Board and whether such director’s service with the other public company boards will impact service on our Board and the committees on which the director is a member, including if the other public company is a special purpose acquisition company.

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Resignation Offered with Significant Job Change
Any director who retires from or terminates his or her present employment or who materially changes his or her position is required to submit an offer of resignation as a director of our Board. Our Board will then evaluate whether such director should continue as a director of our Board in light of the new occupational status. Our Board, following review by the NCG Committee, may invite any such director to remain a director if our Board determines that the director’s continued service is in the best interests of Broadcom and our stockholders.
Resignation Offered at Age 75
Our Board does not currently believe that a mandatory retirement age for non-employee
directors is necessary and believes that continued service by a particular director may be in the best interests of Broadcom and our stockholders. However, when a non-employee
director reaches 75 years of age, the director is required to offer his or her resignation to our Board, to be effective as of the next annual meeting of stockholders. Our Board will then determine whether or not to accept such offer of resignation based on the needs of our Board, including the composition of our Board, and the interests of Broadcom and our stockholders.
STOCK OWNERSHIP GUIDELINES
The Compensation Committee has put in place robust stock ownership guidelines for our non-employee
directors and executive officers as outlined below:

Position	Stock Ownership

Non-Employee Director	5x Annual Cash Retainer

CEO	6x Base Salary

Other Executive Officers	3x Base Salary
Shares owned outright or indirectly beneficially owned, as well as unvested restricted stock unit (“RSU”) awards and earned-but-unvested
performance stock unit (“PSU”) awards, count towards achieving the stock ownership guidelines. If stock options are granted, shares subject to unexercised stock options would not count towards achieving the stock ownership guidelines.
Our
non-employee
directors and executive officers are expected to satisfy the applicable stock ownership guidelines within five years after the date on which they become a director or an executive officer and hold at least such minimum value in shares of common stock while they remain a director or an executive officer.
Based on the closing price of Broadcom common stock on the Record Date, all of our non-employee
directors and executive officers have met the level of ownership in our stock ownership guidelines.
RESTRICTIONS ON TRANSACTIONS INVOLVING OUR SECURITIES
Insider Trading Compliance Policy
Broadcom has adopted an Insider Trading Compliance Policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and employees, and Broadcom itself. A copy of our Insider Trading Compliance Policy was filed as an exhibit to our 2025 Annual Report.
Anti-Hedging and Anti-Pledging Restrictions
Our Insider Trading Compliance Policy prohibits all members of our Board and employees, including executive officers, from hedging Broadcom securities, including using calls, options, puts, collars or other instruments to hedge or offset decreases in the market value of Broadcom securities, short selling Broadcom securities, trading in derivative securities related to Broadcom securities or pledging Broadcom securities as collateral for loans. Only upon approval by the NCG Committee and our Board and the establishment of conditional parameters by our Board may a director or an executive officer receive a limited exception to pledge Broadcom securities as collateral for a loan. In evaluating any request for a limited exception, the NCG Committee and our Board assess, among other factors they deem relevant, the proposed amount of Broadcom securities to be pledged, the risks associated with the proposed transaction, the key terms of the

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proposed transaction and the purpose of the proposed transaction. Except for Dr. Samueli as provided below, no other executive officer or director, or any of their immediate family members, has pledged shares of Broadcom common stock.
Upon a request by Dr. Samueli in fiscal 2024 to pledge shares of Broadcom common stock as collateral for loans, the NCG Committee and our Board carefully reviewed and, following approval by the NCG Committee, our Board approved a framework for Dr. Samueli to enter into a pledging arrangement that enables Dr. Samueli to access the funds necessary to pursue a development project called OCVIBE in Orange County, California (as further described below), while also allowing Dr. Samueli to continue to own the pledged shares. The pledging arrangement allows Dr. Samueli to retain his Broadcom common stock, or, if he chooses, to engage in an orderly disposition of his Broadcom common stock over time to extinguish the pledge.
Under the approved framework, (i) the total number of shares of Broadcom common stock pledged must not exceed 25% of the total number of shares of Broadcom common stock beneficially owned by Dr. Samueli at the time of entering into the pledging arrangement and (ii) the aggregate loan amount collateralized by such pledged shares must not exceed 12.5% of the fair market value of the total number of shares of Broadcom common stock beneficially owned by Dr. Samueli at the time of entering into the pledging arrangement. Any proposed modification to these parameters or entry into a new pledging arrangement would require a new approval by the NCG Committee and our Board.
Pursuant to our Board’s approval of this limited exception, Dr. Samueli has pledged shares of Broadcom common stock to secure loans for a development project called OCVIBE in Orange County, California, that aims to create jobs, affordable housing and a central community hub for Orange County and its surrounding communities. On November 15, 2024, Dr. Samueli pledged 16,175,000 shares of Broadcom common stock (the “Pledged Shares”), which, at that time, represented approximately 18% of the total shares beneficially owned by Dr. Samueli and 0.3% of the total outstanding shares of Broadcom common stock.
Our Board was advised by outside counsel of the Board’s responsibilities in connection with its determination whether to grant a limited exception to the policy prohibiting pledging of Broadcom securities, the potential risks associated with Dr. Samueli’s pledging arrangement, including the possibility the pledge could result in a forced sale of the Pledged Shares, and the developments in other issuers’ practices and policies with respect to pledging. The NCG Committee and our Board considered the following factors, among others, at that time and continue to believe that Dr. Samueli’s pledging arrangement does not pose a material risk to Broadcom or our stockholders, in part because:

•
The Pledged Shares are not being used for the purpose of shifting or hedging Dr. Samueli’s economic risk in owning Broadcom common stock. The approval of a limited exception allows Dr. Samueli to retain a substantial equity interest in Broadcom while supporting the development of the Orange County community and its surrounding communities.

•
If our Board had not permitted Dr. Samueli to pledge a portion of his shares of Broadcom common stock, he likely would have chosen, at the time of the pledge, to instead dispose of his shares of Broadcom common stock to fund the development project.

•
The aggregate number of shares of Broadcom common stock pledged by Dr. Samueli in relation to the total number of shares of Broadcom common stock outstanding continues to be small, representing only 0.3% of Broadcom’s outstanding shares as of February 24, 2026.

•
Even if the Pledged Shares were to be sold, Dr. Samueli would still easily be in compliance with Broadcom’s stock ownership requirements. Excluding the Pledged Shares, Dr. Samueli’s ownership of Broadcom common stock as of February 24, 2026 is approximately 43,017 times the amount he is required to hold under Broadcom’s stock ownership guidelines.

•
Our Board continues to believe that Dr. Samueli has the financial capacity to repay the loans, which are less than the value of the Pledged Shares, without resorting to selling a significant majority of the Broadcom common stock owned by Dr. Samueli. Based on the closing price of Broadcom common stock on November 15, 2024, the value of the Pledged Shares was approximately $2.7 billion.

•
Dr. Samueli has been a long-term holder of Broadcom common stock and received almost all of his Broadcom common stock pursuant to Broadcom’s acquisition of Broadcom Corporation, which Dr. Samueli co-founded.
None of the Pledged Shares were acquired through a Broadcom stock plan. Since the acquisition of Broadcom Corporation in February 2016, Dr. Samueli has demonstrated a history of alignment with the long-term best interests of Broadcom and our stockholders.

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SUCCESSION PLANNING

Pursuant to the Corporate Governance Guidelines, our Board is responsible for the development and regular review of a comprehensive succession plan for our CEO and senior management. Our Board believes that the full Board, including our CEO, should be actively engaged and involved in CEO and senior management succession planning, with the goal of business and operational continuity and sustaining long-term value for our stockholders.

CEO succession planning is a top priority for our Board. Our Board discusses CEO succession planning regularly during executive sessions and has developed both a longer-term CEO succession plan and an interim contingency CEO succession plan.

Our Board reviews the longer-term CEO succession plan annually. The longer-term CEO succession plan includes the identification and assessment of internal candidates and, as appropriate, the identification of external candidates. The longer-term CEO succession plan is currently focused on the development of high-potential internal candidates identified thus far, maintaining business and operational continuity, and sustaining long-term value for our stockholders.

Our Board, including our CEO, works with our Vice President of Human Resources and an external advisor to assess the skills, experience, achievements and competencies of the internal candidates. This robust assessment provides a thorough review of the internal candidates’ strengths and areas for development and improvement. The purpose of the assessment is to evaluate whether the internal candidates already possess or can develop the skills and attributes that our Board believes are necessary to lead a large global technology company whose market capitalization is greater than $1 trillion and increase stockholder value. The experience, skills and attributes our Board considers necessary to succeed in the CEO position include, among others, strategic vision and leadership, technical expertise, disciplined management of operating costs and expenses, and execution of M&A and other strategic transactions.

Based on the assessment, the external advisor creates a development plan for the internal candidates that is reviewed by our Board, including our CEO, and includes their input and feedback. Throughout the year, the internal candidates are given opportunities and exposure to develop and improve their competencies outside of their area of responsibility and expertise. The internal candidates and senior management also present to our Board at least annually and interact with our Board informally outside of the regularly scheduled Board meetings, which provide our Board with numerous opportunities to meet the internal candidates and senior management. Our Board, including our CEO, annually reviews the development plans and the progress of the internal candidates and provides input and feedback.

The interim contingency CEO succession plan that our Board developed would utilize internal candidates and become effective only in the event our CEO is unexpectedly unable to perform his duties. The interim contingency CEO succession plan is intended to minimize potential disruption to the business and preserve business and operational continuity. Our Board also reviews annually the internal candidates for the interim contingency CEO succession plan and identifies an internal candidate should our CEO unexpectedly become unable to perform his duties.

Our Board, including our CEO, also regularly reviews senior management succession planning and the composition of senior management with our Vice President of Human Resources. If a succession plan is implemented for a member of senior management, our Board would participate in the discussion and consideration of any action with our CEO and Vice President of Human Resources.

CORPORATE RESPONSIBILITY

Our Board, through the NCG Committee, oversees our corporate responsibility program. The NCG Committee receives quarterly updates from management on these matters and regularly updates our Board. Our Board also reviews our annual corporate responsibility report (the “Report”), which includes information about our products that help our customers achieve better performance with less power, our human rights program within our supply chain, our environmental impact and our talented and dedicated workforce. We plan to publish our next Report in March 2026, which will be located in the Corporate Responsibility and the Investor Center sections of our website. The Report and our website are not part of or incorporated by reference into this Proxy Statement.

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STOCKHOLDER ENGAGEMENT

Stockholder Engagement Prior to the 2025 Annual Meeting

52% Stockholders representing 52% of common stock were contacted	35% Stockholders representing 35% of common stock provided feedback	13 Our Compensation Committee Chair participated in 13 meetings with stockholders	Our Compensation Committee Chair on behalf of our Board led our engagement

Our Board values open and ongoing engagement with our stockholders to better understand our stockholders’ views on various matters, including executive compensation, succession planning, risk oversight and corporate responsibility. Our Board engages annually with our stockholders to obtain their feedback and for our Board to consider a range of perspectives.

Prior to the 2025 annual meeting, we contacted our stockholders representing over 52% of our common stock outstanding. Our Compensation Committee Chair, on behalf of our Board, and representatives from the management engagement team met with 13 stockholders representing 35% of our common stock outstanding.

In these meetings, we continued to engage on our executive compensation program and CEO succession planning. All of the stockholders we met with acknowledged our responsiveness to our stockholders’ concerns in the proxy statement for the 2025 annual meeting, which was reflected in the 92% of votes cast in favor of the 2025 Say-on-Pay proposal. All of the stockholders also reiterated their acknowledgment of Mr. Tan’s history of strong leadership that has generated significant stockholder value during the most recent and longer-term performance periods.

Stockholder Engagement After the 2025 Annual Meeting

We proactively contacted our stockholders after the 2025 annual meeting to discuss the PSU award that was granted to Mr. Tan in September 2025 due in part to the support expressed by our stockholders in securing the continued leadership of Mr. Tan. More information about our additional engagement with our stockholders is provided below in “Compensation Discussion and Analysis — Elements of Fiscal 2025 Executive Compensation Program — Long-Term Incentive Compensation — Equity Award Granted to Mr. Tan in Fiscal 2025 — Stockholder Engagement.”

STOCKHOLDER COMMUNICATIONS WITH OUR BOARD

Our stockholders who may wish to communicate with our Board may do so at the following address:

Board of Directors

Broadcom Inc.

c/o Chief Legal and Corporate Affairs Officer

3421 Hillview Avenue

Palo Alto, California 94304

Communications are distributed to our Board or to any individual director, as appropriate, depending on the facts and circumstances outlined in the communication. Communications that are unduly hostile, threatening, illegal or similarly unsuitable will be excluded but will be made available to any director upon such director’s request.

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BOARD OF DIRECTORS

Our Board oversees the conduct of our business by senior management and risk management, provides guidance on strategic and business planning, is responsible for succession planning for our CEO and senior management, and ensures that the long-term interests of stockholders are being served.

BOARD MEMBERSHIP

Our Board is currently comprised of nine directors: Diane M. Bryant, Gayla J. Delly, Kenneth Y. Hao, Eddy W. Hartenstein, Check Kian Low, Justine F. Page, Henry Samueli, Ph.D., Hock E. Tan and Harry L. You.

Mr. Hartenstein is not standing for re-election and will serve on our Board until the Annual Meeting. Mr. Hartenstein offered his resignation to our Board upon reaching the age of 75 years pursuant to the Corporate Governance Guidelines, to be effective as of the Annual Meeting. At the Annual Meeting, the size of our Board will be reduced to eight directors.

DIRECTOR INDEPENDENCE

Our Board annually reviews the independence of each director and nominee and considers whether such individual has a material relationship with Broadcom, other members of our Board or our executive officers that could compromise their ability to exercise independent judgment in carrying out their responsibilities. For the purpose of assessing a director’s independence, our Board reviewed transactions and relationships between Broadcom and an entity where a director or nominee serves as a director, executive officer and/or is a beneficial owner, directly or indirectly, of such entity, or where a director or nominee for director serves on a non-employee advisory board of or in a non-employee advisory capacity to such an entity.

Our Board has determined that Dr. Samueli, Mses. Bryant, Delly and Page, and Messrs. Hao, Low and You, representing seven of our eight director nominees, are “independent” directors under the Nasdaq listing standards. Mr. Tan, who serves as our President and CEO, is not deemed an “independent” director. Our Board has determined that Mr. Hartenstein, who will serve as a director until the Annual Meeting, is also an “independent” director.

BOARD LEADERSHIP STRUCTURE

Our Board currently believes that Broadcom and our stockholders are best served by a board leadership structure in which the roles of the CEO and the Chairman of the Board are held by different individuals, and that there be a Lead Independent Director if the Chairman is not independent. Under this structure our CEO is generally responsible for setting Broadcom’s strategic direction and for the day-to-day management of our operations. The independent Chairman and/or the Lead Independent Director, as applicable, provides strong independent leadership to assist our Board in fulfilling its oversight role of management and our risk management practices, approves the agenda for board meetings, and presides over Board meetings and the executive sessions of our independent directors. Our Board annually reviews its leadership structure to determine whether it continues to best serve Broadcom and our stockholders. Currently, Mr. Tan serves as our President and CEO, Dr. Samueli serves as our independent Chairman of the Board and Mr. Hartenstein serves as our Lead Independent Director.

DIRECTOR NOMINATIONS

In accordance with the Corporate Governance Guidelines, our Board seeks individuals to serve as directors who have the highest personal and professional integrity and strength of character, demonstrated exceptional ability and judgment, and have varied skills, experiences and backgrounds appropriate for the business and operations of Broadcom.

When evaluating director candidates, the NCG Committee seeks to ensure that our Board holistically has the requisite skills, experience and expertise, and consist of persons with appropriately varied and independent backgrounds.

The NCG Committee considers all aspects of a candidate’s qualifications in the context of Broadcom’s needs, including:

•	personal and professional integrity, ethics and values

•	experience as an officer in corporate management

•	experience and expertise in our industries and international business, and familiarity with Broadcom

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•	experience as a board member of another public company

•	practical and mature business judgment

•	breadth of backgrounds and perspectives

•	Board size and composition and the extent to which a candidate would fill a present need on our Board

•	other ongoing commitments and obligations of the candidate

•	independence from management

The NCG Committee will consider nominee recommendations from its members, other Board members and members of our management, as well as nominees recommended by our stockholders. Nominees recommended by our stockholders will be evaluated in the same manner as any other candidate for election (other than the directors standing for re-election). The NCG Committee has from time to time also engaged third-party search firms to assist in identifying and evaluating possible candidates.

See “Additional Meeting Information — Questions and Answers Relating to Proxy Materials and the Annual Meeting” below for information on the requirements for director nominations, including nominations using proxy access.

DIRECTOR ATTENDANCE AND MEETINGS

The Corporate Governance Guidelines provide that each director is expected to attend all meetings of our Board and of each committee on which the director is a member and the annual meetings of stockholders. Our Board held 11 meetings during fiscal 2025 and our independent directors met at regularly scheduled executive sessions without management present. Each director attended at least 75% of the aggregate number of meetings of our Board and all committees of our Board on which the director served during fiscal 2025. All of the director nominees attended the 2025 annual meeting.

BOARD EVALUATIONS

Our Board is committed to reviewing its performance through an annual evaluation process, which is overseen by the NCG Committee. Through the evaluations, our directors provide feedback on our Board and its committees and assess their composition, processes and overall effectiveness. The Chairman of the Board, and if applicable, the Lead Independent Director, report the results to our full Board and the Chairs of each committee report the results to their respective committees. Any findings that require consideration are addressed at subsequent Board and committee meetings, as appropriate.

BOARD RISK OVERSIGHT

Our Board believes that evaluating Broadcom’s key risks is one of its most important areas of oversight. Our Board regularly reviews and discusses with management key strategic and operational risks, including those related to operations, liquidity, credit, cybersecurity, artificial intelligence (“AI”), compensation programs, workforce retention, and CEO and senior management succession.

We have an enterprise risk management program that is managed by our internal audit function, and our internal audit function works closely with our Board, CEO and senior management to identify, evaluate and manage risks, as well as our responses to those risks. Our internal audit function also reports at least annually to the Audit Committee the results of its annual risk assessment, including its assessment of the likelihood and severity of identified risks and the actions taken to monitor emerging risks, and coordinates cross-functionally on the risk mitigation efforts.

11

In addition, each Board committee is responsible for the oversight of specific areas of risk and reports regularly to our Board on matters relating to those risks. Management reports, at least annually, on our risks and risk management practices to the relevant committees and the full Board.

Committee	Primary Areas of Risk Oversight

Audit

•

Oversee financial reporting process, accounting policies and internal controls

•

Evaluate risks related to financial reporting, accounting, auditing, tax and fraud

•

Evaluate exposures and risks related to cybersecurity, data privacy and information technology and controls, including our cybersecurity performance and risk profile, and monitoring, assessing and reporting such exposures

Compensation

•

Oversee compensation plans, programs and policies

•

Evaluate the relationship between risk management policies and practices, business strategy and compensation of executive officers and other executives

•

Evaluate and provide input on CEO and senior management succession planning

NCG

•

Review and evaluate the corporate governance framework, including governance guidelines and policies

•

Evaluate the structure and composition of our Board and committees, including director succession planning, backgrounds and perspectives, and related policies and procedures

•

Oversee the corporate responsibility program and initiatives

Cybersecurity Risk Management

Our Board is actively involved in overseeing our cybersecurity risk management and shares oversight responsibility and processes with the Audit Committee. Our management, including our Chief Information Officer (“CIO”), in consultation with our Chief Information Security Officer, reviews with the Audit Committee quarterly (or more frequently if necessary or advisable) our cybersecurity policies, practices and protective measures, threat intelligence, cybersecurity incidents and related risks. At least quarterly, our CIO also provides the Audit Committee with an update on our enterprise security program that includes procedures and policies for testing vulnerabilities, responding to cybersecurity threats, and training and evaluating our employees. The Audit Committee and management also update our Board at least quarterly on our cybersecurity performance and risk profile and the effectiveness of our cybersecurity processes. We also have protocols in place for escalating certain cybersecurity incidents to the Audit Committee and our Board.

Compensation Risk Assessment

The Compensation Committee, in consultation with Meridian Compensation Partners, LLC (“Meridian”), conducts an annual review of our compensation policies and practices for our employees to assess the risks associated with such policies and practices. The Compensation Committee considered risk-mitigating factors in its review, such as our compensation policies and practices that balance short-term and long-term goals and awards and provide a mix of cash and equity components in the annual total compensation (as described below in “Compensation Discussion and Analysis” and “Executive Compensation”). The Compensation Committee also considered the stock ownership guidelines, hedging and pledging prohibitions, as well as any limited exception approved by the NCG Committee and our Board, and its own oversight process that consists of directors who are independent. Based upon this risk assessment, the Compensation Committee concluded that our compensation program does not create risks that are reasonably likely to have a material adverse effect on Broadcom.

12

BOARD COMMITTEES

Our Board has the following committees: Audit Committee, Compensation Committee, NCG Committee and Executive Committee. The Audit Committee, the Compensation Committee and the NCG Committee each operate under a charter that satisfies the applicable rules of the SEC and the Nasdaq listing standards. The charters for all four committees are available in the “Investor Center — Corporate Governance” section of our website. Stockholders may also request a copy from Investor Relations, Broadcom Inc., 3421 Hillview Avenue, Palo Alto, California 94304.

The current members and chairs of the committees are provided below.

Committees

Name	Audit	Compensation	NCG	Executive

Diane M. Bryant		t

Gayla J. Delly	❖		t	t

Kenneth Y. Hao(1)

Eddy W. Hartenstein (Lead Independent Director)		t	❖	t

Check Kian Low		t	t

Justine F. Page	t

Henry Samueli, Ph.D. (Chairman of the Board)				❖

Hock E. Tan (President & CEO)				t

Harry L. You	t	❖		t

t Member  ❖ Chair

(1)	Mr. Hao is currently not appointed to any committee.

Audit Committee

Each member of the Audit Committee meets the audit committee independence requirements under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mses. Delly and Page and Mr. You are audit committee financial experts under applicable SEC rules and have the requisite financial sophistication required by applicable Nasdaq rules.

Members	Primary Responsibilities	Meetings in Fiscal 2025

Gayla J. Delly (Chair) Justine F. Page Harry L. You

•

Oversee the quality and integrity of financial statements, disclosure controls and procedures, and internal controls over financial reporting

•

Determine the appointment, compensation, retention, qualifications and independence of our independent registered public accounting firm

•

Conduct an annual performance evaluation of the internal audit function and independent registered public accounting firm

•

Oversee financial and operational risk, including any exposures and risks related to cybersecurity, data privacy and information technology systems controls, and fraud, and the steps management takes to monitor, control and report such exposures

•

Oversee compliance with legal and regulatory requirements

•

Establish procedures for the receipt, retention, investigation and treatment of complaints regarding accounting, internal controls and auditing matters

•

Review related party transactions

8

13

Compensation Committee

Each member of the Compensation Committee meets the compensation committee independence requirements under the applicable rules and regulations of the SEC and Nasdaq, and is a non-employee director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Members	Primary Responsibilities	Meetings in Fiscal 2025

Harry L. You (Chair) Diane M. Bryant Eddy W. Hartenstein Check Kian Low

•

Determine executive (other than our CEO) compensation

•

Recommend to the independent directors our CEO’s compensation

•

Design (in consultation with management or our Board, as applicable) and evaluate compensation plans, programs and policies

•

Administer equity-based plans and approve the terms of grants under those plans

•

Confirm that compensation policies and practices do not encourage unnecessary risk-taking

•

Review and discuss, at least annually, the relationship between risk management policies and practices, business strategy and executive officers’ compensation

•

Establish and periodically review policies concerning perquisite benefits

•

Review and approve all employment agreements, severance and change-in-control arrangements and perquisites for executives (other than our CEO) and recommend to the independent directors such agreements and perquisites relating to our CEO

•

Evaluate and provide input on CEO and senior management succession planning

•

Review and make recommendations to our Board regarding compensation for non-employee directors

•

Establish and periodically review stockholder ownership guidelines

•

Provide oversight over its independent compensation consultant

5

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee, Ms. Bryant and Messrs. Hartenstein, Low and You, are not and have never been officers or employees of Broadcom. During fiscal 2025, none of our executive officers served on the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or the Compensation Committee.

14

Nominating and Corporate Governance Committee

Each member of the NCG Committee is independent in accordance with the applicable Nasdaq rules and regulations.

Members	Primary Responsibilities	Meetings in Fiscal 2025

Eddy W. Hartenstein (Chair) Gayla J. Delly Check Kian Low

•

Take a leadership role in shaping our corporate governance policies and procedures and develop recommendations for our Board

•

Identify, evaluate and recommend to our Board qualified director candidates for election or to fill vacancies on our Board

•

Assess director independence

•

Oversee the annual evaluation of our Board and its committees

•

Consider stockholder proposals submitted for consideration at the annual meeting of stockholders

•

Periodically assess director continuing education with respect to the business, financial statements, corporate governance and other appropriate subjects

•

Periodically review and assess the Corporate Governance Guidelines and recommend changes to our Board

•

Oversee our corporate responsibility program and initiatives, including governance, human rights in supply chain and climate-related matters

4

Executive Committee

The Executive Committee is comprised of our CEO, the Chairman of the Board and such other directors as our Board appoints.

Members	Primary Responsibilities	Meetings in Fiscal 2025

Henry Samueli, Ph.D. (Chair) Gayla J. Delly Eddy W. Hartenstein Hock E. Tan Harry L. You

Review and approve, subject to specified limitations:

•

investments, acquisitions, dispositions and capital expenditures

•

new or incremental debt financings or borrowings, or amendments thereto, or refinancings thereof, including convertible debt, bond financing and commercial paper

•

treasury, cash management and other banking matters

Review and provide recommendations to our Board on matters requiring full Board approval, including:

•

business opportunities, strategies and proposals, and other strategic matters

•

business plans, annual budgets, targets, operational plans, capital structure and dividend policy

•

proposed transactions that exceed their approval thresholds

•

efficient organization and management structure of Broadcom

0

15

DIRECTOR COMPENSATION

On an annual basis, the Compensation Committee reviews the non-employee director compensation, with input from its independent compensation consultant regarding market practice and the competitiveness of the non-employee director compensation. Our Board approves any changes to the non-employee director compensation after considering the recommendations of the Compensation Committee and based on its own review. Our non-employee directors receive cash and equity compensation in consideration for their service on our Board, as set forth in more detail below. Our non-employee directors do not participate in any company pension plan or deferred compensation plan. We do not compensate Mr. Tan for his service on our Board or any committee of our Board.

Cash Compensation

For fiscal 2025, our non-employee directors were entitled to receive the following annual cash compensation, payable quarterly:

Pay Component	Annual Fees

Annual Retainer (payable to all non-employee directors)	$105,000

Additional Fees:

Independent Chairman of the Board	$175,000

Lead Independent Director	$100,000

Chair of the Audit Committee	$ 45,000

Chair of the Compensation Committee	$ 30,000

Chair of the NCG Committee	$ 27,500

Member of the Audit Committee (other than Chair)	$ 15,000

Member of the Compensation Committee (other than Chair)	$ 10,000

Member of the NCG Committee (other than Chair)	$ 10,000

In addition, we reimburse or pay non-employee directors for travel and other out-of-pocket expenses related to their attendance at Board and committee meetings, the annual meeting of stockholders and other Board-related travel undertaken at our request.

Equity Compensation

For fiscal 2025, our non-employee directors were also entitled to receive the following equity awards:

•

upon the initial appointment to our Board, an initial RSU award using a target value of $275,000, prorated based on the expected portion of a year to be served between the time of such director’s appointment and the anticipated date of our annual meeting of stockholders immediately following the director’s appointment; and

•	an annual RSU award using a target value of $275,000, to be granted on the date of the annual meeting of stockholders, subject to the director’s re-election at such meeting.

To determine the number of shares of Broadcom common stock granted pursuant to such awards, the value of the award is divided by the average closing price quoted on the Nasdaq Global Select Market over 30 calendar days immediately preceding the grant date. These RSU awards vest in full on the earlier of (i) the first anniversary of the grant date or (ii) the date on which the annual meeting of stockholders immediately following the grant date is held, subject to the director’s continued service on our Board.

In December 2025, the Compensation Committee and its independent compensation consultant recommended to our Board, and our Board approved, increasing the equity compensation granted to our non-employee directors such that our non-employee directors will be entitled to receive an initial RSU award and an annual RSU award, each with a target value of $295,000, subject to the same terms and conditions as described above.

16

Director Compensation for Fiscal 2025

The following table sets forth the compensation earned by our non-employee directors during fiscal 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)

Diane M. Bryant	115,000	262,568	377,568

Gayla J. Delly	158,750	262,568	421,318

Kenneth Y. Hao	105,000	262,568	367,568

Eddy W. Hartenstein	241,875	262,568	504,443

Check Kian Low	125,000	262,568	387,568

Justine F. Page	120,000	262,568	382,568

Henry Samueli, Ph.D.	273,750	262,568	536,318

Harry L. You	150,000	262,568	412,568

(1)

Represents the grant date fair value of an RSU award for 1,602 shares of Broadcom common stock granted to each director on April 21, 2025 following his or her election to our Board at the 2025 annual meeting and calculated in accordance with Accounting Standards Codification Topic Number 718 (“ASC 718”).

The table below shows the aggregate number of shares of Broadcom common stock underlying outstanding RSU awards held by our non-employee directors as of November 2, 2025:

Name	Number of Shares Underlying RSUs

Diane M. Bryant	1,602

Gayla J. Delly	1,602

Kenneth Y. Hao	1,602

Eddy W. Hartenstein	1,602

Check Kian Low	1,602

Justine F. Page	1,602

Henry Samueli, Ph.D.	1,602

Harry L. You	1,602

17

PROPOSAL 1:

ELECTION OF DIRECTORS

DIRECTOR NOMINEES

Our Board is currently comprised of nine directors and our directors are to be elected each year at the annual meeting of stockholders. As Mr. Hartenstein is not standing for re-election, his term will end at the Annual Meeting and the size of our Board will be reduced to eight directors. Upon the recommendation of the NCG Committee, our Board nominated the eight individuals below for election as directors, all of whom are currently directors of our Board. Stockholders may not vote their proxies for a greater number of persons than the number of director nominees provided below.

Our Board expects that each of the director nominees will be available to serve as a director. In the event a director nominee resigns or otherwise becomes unwilling or unable to serve after the mailing of the Internet Notice but before the Annual Meeting, our intention would be to make a public announcement of such resignation and either reduce the size of our Board or appoint a substitute nominee, in accordance with our Amended and Restated Bylaws (the “Bylaws”). If we reduce the size of our Board, this would reduce the number of nominees to be elected at the Annual Meeting and the votes received for such director would not be counted. In the event that we instead propose to elect a substitute nominee at the Annual Meeting to fill any such vacancy, it is intended that the shares represented by the proxy will be voted for such substitute nominee.

Our Board believes that each director nominee has the experience, qualifications, integrity and understanding of our business and industries required for service on our Board. The demographic background of the director nominees includes ethnicity (four directors) and gender (three directors). Our Board believes that the director nominees collectively reflect an appropriate mix of tenure, skill sets, backgrounds and perspectives, experience and qualifications that are relevant to Broadcom’s business strategy and governance. Our Board, in consultation with the NCG Committee, also believes that each director nominee has demonstrated the willingness and the ability to dedicate sufficient time and attention to fulfill the responsibilities required as a director and that any service with other public companies does not and will not impact service on our Board.

Director Qualifications, Skills and Experience

Qualifications & Skills	Bryant	Delly	Hao	Low	Page	Samueli	Tan	You

Business Development & Strategy	✔	✔	✔	✔		✔	✔	✔

Cybersecurity	✔		✔				✔	✔

Executive Leadership	✔	✔	✔	✔	✔	✔	✔	✔

Finance/Accounting		✔	✔	✔	✔		✔	✔

Global Business	✔	✔	✔	✔	✔	✔	✔	✔

Manufacturing/Supply Chain	✔	✔			✔	✔	✔

Semiconductor	✔	✔	✔		✔	✔	✔

Software/Cloud Computing	✔		✔				✔	✔

Technology/Innovation	✔	✔	✔			✔	✔	✔

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The biographical information of each director nominee provided below is as of February 24, 2026.

Diane M. Bryant

Director Since: 2019

Independent Director

Age: 63

Ms. Bryant served as Chief Executive Officer of NovaSignal Corp., a medical technology and data company specializing in the assessment and management of brain health, from January 2020 to July 2023. She was Chief Operating Officer of Google Cloud at Alphabet Inc. from December 2017 to July 2018. Prior to Alphabet, she held several executive leadership positions at Intel Corporation, including as Group President and Executive Vice President and General Manager of the Data Center Group that develops server, storage and network platforms for the digital services economy and Corporate Vice President and Chief Information Officer. She also serves on the Chancellor’s Board of Advisors at the University of California at Davis.

Ms. Bryant serves as a director of Haemonetics Corporation and Jacobs Solutions Inc. She served as a director of United Technologies Corporation from January 2017 until its acquisition by Raytheon Company in April 2020.

Board Committees:

•

Compensation

Qualification & Skills:

•

Business Development & Strategy

•

Cybersecurity

•

Executive Leadership

•

Global Business

•

Manufacturing/Supply Chain

•

Semiconductor

•

Software/Cloud Computing

•

Technology/Innovation

Gayla J. Delly

Director Since: 2017 Independent Director Age: 66	Board Committees: • Audit (Chair) • NCG • Executive

Ms. Delly served as President and Chief Executive Officer of Benchmark Electronics Inc., a company that provides contract manufacturing, design, engineering, test and distribution services to manufacturers of computers, medical devices, telecommunications equipment and industrial control and test instruments, from 2012 to 2016. She held several executive leadership positions at Benchmark, including as President from 2006 to 2011, Executive Vice President and Chief Financial Officer from 2001 to 2006, and Corporate Controller and Treasurer from 1995 to 2001. She is also a certified public accountant and was a senior audit manager at KPMG LLP before joining Benchmark.

Ms. Delly serves as a director of Flowserve Corporation and Littelfuse, Inc. She served as a director of National Instruments Corporation from March 2020 until its acquisition by Emerson Electric Co. in October 2023 and Benchmark from 2011 to 2016.

Qualification & Skills: • Business Development & Strategy • Executive Leadership • Finance/Accounting • Global Business • Manufacturing/Supply Chain • Semiconductor • Technology/Innovation

19

Kenneth Y. Hao

Director Since: 2024 Independent Director Age: 57	Board Committees: • None

Mr. Hao has served as Chairman and Managing Partner of Silver Lake, a global technology investment firm, since December 2019. He joined Silver Lake in 2000 and has served in various roles, including as Managing Partner and Managing Director from 2012 to 2019. Prior to Silver Lake, he served in various roles, including as Managing Director, at Hambrecht & Quist (now part of J.P. Morgan) from 1990 to 1999.

Mr. Hao served as a director of SolarWinds Corporation from February 2016 to April 2025, Splunk Inc. from July 2021 to March 2024, NortonLifeLock Inc. (formerly Symantec Corporation) from March 2016 to September 2022 and SMART Global Holdings, Inc. from April 2011 to April 2021.

Qualification & Skills:

•

Business Development & Strategy

•

Cybersecurity

•

Executive Leadership

•

Finance/Accounting

•

Global Business

•

Semiconductor

•

Software/Cloud Computing

•

Technology/Innovation

Check Kian Low

Director Since: 2016 Independent Director Age: 66	Board Committees: • Compensation • NCG

Mr. Low has served as a founding partner and director of NewSmith Capital Partners LLP, an independent partnership providing corporate finance advice and investment management services, for which he manages the Asia Pacific offices, since 2003. He is an owner and director of Cluny Capital Limited since 2007. He has served as a Special Advisor to Singapore Telecommunications Limited since 2025 and from October 2021 to September 2023. Prior to founding NewSmith, he held various positions at Merrill Lynch & Co., including as Senior Vice-President, member of the Executive Management Committee and Chairman for the Asia Pacific Region.

Mr. Low served as a director of Singapore Telecommunications Limited from May 2011 to July 2021.

Qualification & Skills: • Business Development & Strategy • Executive Leadership • Finance/Accounting • Global Business

Justine F. Page

Director Since: 2019 Independent Director Age: 63	Board Committees: • Audit

Ms. Page served as Vice President of Finance, Chief Financial Officer and Secretary of Integrated Circuit Systems, Inc., a publicly-traded timing solutions IC company, from 1999 until its acquisition by Integrated Device Technology, Inc. in 2005. She also held several leadership positions at ICS, including as Director of Finance and Administration and Assistant Treasurer from 1993 to 1999. She holds a B.A. degree in accounting from Immaculata College and a Master of Taxation degree from Villanova University.

Ms. Page served as a director of Broadcom Limited from 2016 to 2017, SunEdison Semiconductor Limited from 2014 to 2016 and Avago Technologies Limited from 2008 to 2016.

Qualification & Skills: • Executive Leadership • Finance/Accounting • Global Business • Manufacturing/Supply Chain • Semiconductor

20

Henry Samueli, Ph.D.

Director Since: 2016 Chairman of the Board since 2018 Age: 71	Board Committees: • Executive (Chair)

Dr. Samueli served as our Chief Technical Officer from February 2016 to December 2018. He co-founded Broadcom Corporation in 1991 and held several executive leadership positions at Broadcom Corporation until its acquisition by Broadcom Inc. (formerly known as Avago Technologies Limited), including as Chief Technical Officer from 1991 to 2008 and 2009 to 2016, Technology Advisor from 2008 to 2009, and Vice President of Research and Development from 1991 to 2003. He is the co-owner of the National Hockey League’s Anaheim Ducks since 2005. He is a Professor in the Electrical and Computer Engineering Department at the University of California, Los Angeles since 1985 (on leave of absence since 1995) and a Distinguished Adjunct Professor in the Electrical Engineering and Computer Science Department at the University of California, Irvine since 2003. Prior to Broadcom Corporation, he co-founded and was Chief Scientist at PairGain Technologies from 1988 to 1994. He held various engineering and management positions in the Electronics and Technology Division of TRW, Inc. from 1980 to 1985. He is also a Fellow of the Institute of Electrical and Electronics Engineers (IEEE), a Fellow of the American Academy of Arts and Sciences, a Fellow of the National Academy of Inventors and a Member of the National Academy of Engineering, and received the IEEE Medal of Honor in 2025.

Dr. Samueli served as Chairman and Co-Chairman of the Board of Broadcom Corporation from 2011 to 2016 and from 1991 to 2008.

Qualification & Skills: • Business Development & Strategy • Executive Leadership • Global Business • Manufacturing/Supply Chain • Semiconductor • Technology/Innovation

Hock E. Tan

Director Since: 2006 President & CEO Age: 74	Board Committees: • Executive

Mr. Tan has served as our President and CEO since March 2006. He was President and Chief Executive Officer at Integrated Circuit Systems, Inc., a publicly-traded timing solutions IC company, from 1999 until its acquisition by Integrated Device Technology, Inc. in 2005. He also served in various executive roles at ICS, including as Chief Operating Officer from 1996 to 1999 and Senior Vice President and Chief Financial Officer from 1995 to 1999. He was Vice President of Finance at Commodore International, Ltd. from 1992 to 1994 and held senior management positions at PepsiCo, Inc. and General Motors Corporation. He was managing director of Pacven Investment, Ltd., a venture capital fund, from 1988 to 1992 and was managing director of Hume Industries Ltd. from 1983 to 1988. He also has served as a Member of the President’s National Security and Telecommunications Advisory Committee since 2020.

Mr. Tan serves as a director of Meta Platforms, Inc. Mr. Tan was Chairman of the Board of IDT, a publicly-traded semiconductor company, following its acquisition of ICS from 2005 to 2008.

Qualification & Skills:

•

Business Development & Strategy

•

Cybersecurity

•

Executive Leadership

•

Finance/Accounting

•

Global Business

•

Manufacturing/Supply Chain

•

Semiconductor

•

Software/Cloud Computing

•

Technology/Innovation

21

Harry L. You

Director Since: 2019 Independent Director Age: 66	Board Committees: • Audit • Compensation (Chair) • Executive

Mr. You served as Chief Financial Officer from September 2016 to August 2019 and President from September 2016 to February 2019 and in May 2019 of GTY Technology Holdings Inc., a software as a service company that offers cloud-based solutions for the public sector. He was Executive Vice President in the Office of the Chairman of EMC Corporation from 2008 to 2016 and oversaw corporate strategy and new business development, including mergers and acquisitions, joint ventures and venture capital. He was Chief Executive Officer from 2005 to 2007 and Interim Chief Financial Officer from 2005 to 2006 of BearingPoint Inc. He was Executive Vice President and Chief Financial Officer of Oracle Corporation from 2004 to 2005. Prior to joining Oracle, he held several key positions in finance, including as Chief Financial Officer of Accenture Ltd. He also served as a trustee of the U.S. Olympic Committee Foundation from 2016 to 2022.

Mr. You serves as Chairman of the Board of Rain Enhancement Technologies Holdco, Inc. Mr. You served as Vice Chairman of the Board of GTY Technology from February 2019 to July 2022 and as a director of IonQ, Inc. from September 2021 to February 2025, Coupang, Inc. from January 2021 to June 2023, Genius Sports Limited from April 2021 to December 2022, Rush Street Interactive, Inc. from September 2019 to June 2022 and Korn/Ferry International from 2005 to 2016.

Mr. You is also involved in the following special purpose acquisition companies that our Board believes do not require the same time commitment as an operating company. Mr. You has served as Executive Chairman of Berto Acquisition Corp. since February 2025. He has served as Interim Chief Executive Officer since February 2025 and as Chief Financial Officer since February 2022 of dMY Squared Technology Group, Inc., where he previously served as Co-Chief Executive Officer from March 2022 to March 2023. Mr. You is also Chairman of the Board of dMY Squared Technology Group. Mr. You served as a director of these special purpose acquisition companies: Coliseum Acquisition Corp. from June 2023 to December 2024, dMY Technology Group, Inc. VI from April 2021 to April 2023, dMY Technology Group, Inc. II from June 2020 to April 2021 and dMY Technology Group, Inc. IV from December 2020 to December 2021.

Qualification & Skills: • Business Development & Strategy • Cybersecurity • Executive Leadership • Finance/Accounting • Global Business • Software/Cloud Computing • Technology/Innovation

Our Board recommends a vote FOR the election of each of the director nominees.

22

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent auditors retained to audit our consolidated financial statements. The Audit Committee has reappointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for fiscal 2026. Our Board and the Audit Committee believe that the continued retention of PwC is in the best interests of Broadcom and our stockholders. We expect a representative from PwC to be present at the Annual Meeting. This representative will have the opportunity to make a statement if the representative so desires and is expected to be available to respond to appropriate questions.

Our stockholders are not required to ratify the appointment of PwC as our independent registered public accounting firm. However, we are submitting the appointment of PwC to our stockholders for ratification as a matter of good corporate practice. In the event of a negative vote, the Audit Committee will reconsider whether or not to continue to retain PwC. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of Broadcom and our stockholders.

AUDIT AND RELATED FEES

Set forth below are the fees for all services rendered by PwC to Broadcom for fiscal 2025 and 2024.

	Fiscal 2025	Fiscal 2024

	($ in thousands)

Audit Fees	18,093	29,664

Audit-Related Fees	—	9,500

Tax Fees	1,994	2,818

All Other Fees	10	30

Total	20,097	42,012

Audit Fees consist of fees billed for professional services provided in connection with the integrated audit of our annual consolidated financial statements, which includes an audit of internal controls over financial reporting, the review of our quarterly consolidated financial statements, and audit services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, such as statutory audits, comfort letters and consents.

Audit-Related Fees consist of fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit or review of our consolidated financial statements and not included in Audit Fees. In fiscal 2024, these fees included services related to the VMware acquisition.

Tax Fees consist of fees billed for professional services for tax compliance and tax consulting. Corporate tax services encompass a variety of permissible services, including assistance with transfer pricing documentation, local tax compliance matters, tax audits and tax credit documentation.

All Other Fees consist of fees for professional services rendered by PwC for permissible non-audit services, which include services for various licenses related to general and specialized accounting research software.

In considering the nature of the services provided by PwC, the Audit Committee determined that the provision of these services is compatible with maintaining the independence of PwC. The Audit Committee discussed these services with PwC and our management to determine that they are permitted under the rules and regulations concerning independent registered public accounting firms’ independence promulgated by the SEC, as well as by the American Institute of Certified Public Accountants.

Other than as stated above, no fees were billed to Broadcom by PwC for fiscal 2025 and 2024.

23

AUDIT COMMITTEE PRE-APPROVAL OF SERVICES POLICY

All engagements with our independent registered public accounting firm, regardless of amount, must be authorized in advance by the Audit Committee. The Audit Committee has delegated its pre-approval authority to the Audit Committee Chair, provided that any matters approved in such manner are presented to the Audit Committee at its next regularly scheduled meeting. Pursuant to the charter of the Audit Committee, committee approval of non-audit services (other than review and attest services) is not required if such services fall within available exceptions established by the SEC. However, to date, the Audit Committee’s policy has been to review for pre-approval all services provided by our independent registered public accounting firm. The independent registered public accounting firm and our management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the Audit Committee’s pre-approval and the fees for the services performed to date.

During fiscal 2025 and 2024, all services provided to Broadcom by PwC were pre-approved by the Audit Committee.

Our Board recommends a vote FOR the ratification of appointment of

PricewaterhouseCoopers LLP as the independent registered public accounting firm of Broadcom for fiscal 2026.

24

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for assisting the Board with its oversight responsibilities regarding the following:

•	the quality and integrity of Broadcom’s financial statements and internal controls;

•	the appointment, compensation, retention, qualifications and independence of Broadcom’s independent registered public accounting firm;

•	the performance of Broadcom’s internal audit function and independent registered public accounting firm;

•	Broadcom’s compliance with legal and regulatory requirements; and

•	related party transactions.

Fiscal 2025 Financial Statements

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed Broadcom’s financial statements for fiscal 2025 with management and PwC. In addition, the Audit Committee discussed with PwC, with and without management present, Broadcom’s internal controls over financial reporting and the overall quality of Broadcom’s financial reporting. The Audit Committee also discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

Based on the Audit Committee’s review and discussions noted herein, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements for fiscal 2025 be included in the 2025 Annual Report for filing with the SEC.

Independence and Pre-Approval Policy

The Audit Committee also received a written report from PwC required by the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence from Broadcom.

The Audit Committee’s policy is to review for pre-approval all audit and permissible non-audit services provided by Broadcom’s independent registered public accounting firm. The Audit Committee reviewed and pre-approved all audit and non-audit services performed by PwC during fiscal 2025.

Independent Auditor Tenure and Rotation

As part of the engagement process, the Audit Committee considers whether to rotate the independent registered public accounting firm. PwC has been Broadcom’s independent registered public accounting firm since 2006. The Audit Committee believes there are significant benefits to having PwC as Broadcom’s independent registered public accounting firm. These include:

•	Higher quality audit work due to PwC’s institutional knowledge of and familiarity with Broadcom’s business and operations, accounting policies and financial systems and internal control framework.

•	Operational efficiencies and a resulting lower fee structure because of PwC’s history and familiarity with Broadcom’s business.

The Audit Committee also oversees the process for the selection of the lead audit engagement partner every five years. At the Audit Committee’s instruction, PwC selects candidates to be considered for this role, who are then interviewed by Broadcom’s senior management and the Audit Committee. The Audit Committee then considers and votes on the selection.

The Audit Committee and the Board approved the appointment of PwC as Broadcom’s independent registered public accounting firm for the fiscal year ending November 1, 2026.

AUDIT COMMITTEE

Gayla J. Delly, Chair

Justine F. Page

Harry L. You

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PROPOSAL 3:

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act, we are asking stockholders to approve, on an advisory basis, the compensation of our NEOs as described in “Compensation Discussion and Analysis” and in the compensation tables and accompanying narrative disclosure under “Executive Compensation” in this Proxy Statement. We currently hold the say-on-pay vote annually and expect the next say-on-pay vote will occur at the 2027 annual meeting of stockholders.

Our executive compensation program is designed to (i) reward our executive officers for growing and sustaining stockholder value consistent with our long-term strategic plan, (ii) align the interests of our executive officers with the interests of our stockholders and (iii) attract, motivate and retain critical talent in a highly competitive talent market.

In line with our executive compensation program philosophy, design and objectives, our NEOs’ short-term and long-term incentives are designed to be difficult to attain and require substantial effort to achieve, as demonstrated by the goals to achieve aggressive financial results and significantly increase stockholder value.

Fiscal 2025 was another record year for Broadcom due to our NEOs. We generated record revenue of $63.9 billion, cash from operations of $27.5 billion and free cash flow of $26.9 billion in fiscal 2025. Our Board believes that the steadfast leadership of our NEOs and their laser-focused execution of our existing and new business models and strategies were key to our achievements in fiscal 2025.

Accordingly, our stockholders are being asked to approve the following resolution:

“RESOLVED THAT stockholders approve, on an advisory basis, the compensation of Broadcom’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and in the compensation tables and accompanying narrative disclosure under “Executive Compensation” in this Proxy Statement.”

In deciding how to vote on this proposal, we encourage our stockholders to read the “Compensation Discussion and Analysis” and “Executive Compensation” sections in this Proxy Statement.

While the vote on this resolution is advisory and not binding, the Compensation Committee and our Board value input from our stockholders and will consider the outcome of the vote on this resolution when considering future executive compensation decisions.

Our Board recommends a vote FOR approval of

the named executive officer compensation on an advisory basis.

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) discusses the philosophy, design and objectives that guided decisions under our fiscal 2025 executive compensation program. While this CD&A primarily covers the fiscal 2025 compensation of our NEOs, the strategies underlying our compensation philosophy extend throughout Broadcom and are designed to create long-term stockholder value.

The NEOs, who were our only executive officers in fiscal 2025, are provided below:

Hock E. Tan President and Chief Executive Officer

Kirsten M. Spears Chief Financial Officer and Chief Accounting Officer

Mark D. Brazeal Chief Legal and Corporate Affairs Officer

Charlie B. Kawwas, Ph.D. President, Semiconductor Solutions Group

OVERVIEW

Our executive compensation program is designed to (i) reward our executive officers for growing and sustaining stockholder value consistent with our long-term strategic plan, (ii) align the interests of our executive officers with the interests of our stockholders and (iii) attract, motivate and retain critical talent in a highly competitive talent market.

Our distinctive approach in granting multi-year performance-based equity awards continues to be highly effective, helping us deliver exceptional results to our stockholders. Our TSR of 34,330% since 2009 has significantly outperformed that of our peer companies and has placed us in the top 1% of S&P 500 companies during that period.

We strongly believe our equity-focused pay-for-performance strategy keeps our executive officers and employees in critical areas engaged and motivated, as evidenced by our low global voluntary attrition rate, which has consistently been below the technology industry benchmark.

In line with our executive compensation program philosophy, design and objectives, more than 90% of our executive officers’ total compensation is comprised of variable compensation. Our executive officers’ short-term incentives and long-term incentives in the form of PSU awards are subject to challenging and rigorous goals designed to achieve aggressive financial targets and significantly increase stockholder value.

Fiscal 2025 Highlights

Total Stockholder Return and Return of Capital

Our TSR continues to significantly outperform the S&P 500 and our compensation peer group. Over the five-year period through fiscal 2025, we delivered TSR of 1,082% and our market capitalization increased from $141.4 billion to $1.7 trillion.

*TSR assumes $100 investment in Broadcom common stock on the last trading day of fiscal 2020 and reinvestment of dividends.

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In addition, we returned an aggregate of $13.6 billion to our stockholders during fiscal 2025, consisting of $11.1 billion in cash dividends and $2.5 billion in stock repurchases.

Furthermore, our strong free cash flow in fiscal 2025 enabled us to increase our quarterly common stock dividend to $0.65 per share in our first quarter of fiscal 2026, an increase of 10% over the quarterly dividends paid in fiscal 2025.

Financial Performance

Our record revenue, cash from operations and free cash flow in fiscal 2025 were driven by our AI semiconductor solutions and infrastructure software solutions from our acquisition of VMware.

Due to the increase in our custom accelerator business, our AI semiconductor revenue increased 65% from $12.2 billion in fiscal 2024 to $20.2 billion in fiscal 2025 and represented 55% of our fiscal 2025 semiconductor revenue of $36.9 billion. With the strong adoption of VMware Cloud Foundation, our infrastructure software revenue increased 26% from $21.5 billion in fiscal 2024 to $27.0 billion in fiscal 2025.

Record Revenue	Record Cash From Operations	Record Free Cash Flow*
$63.9B	$27.5B	$26.9B
+24%YoY	+38%YoY	+39%YoY

*See Appendix A for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures.

EXECUTIVE COMPENSATION PROGRAM

Total Compensation Components

Our executive compensation program is designed to keep our executive officers’ total compensation competitive with the compensation of executives in comparable positions at companies in our compensation peer group. The Compensation Committee and our Board believe long-term equity incentives are necessary to attract, motivate and retain our executive officers and to align the interests of our executive officers with the interests of our stockholders. As a result, the total target cash compensation (base salary and short-term incentives) for our executive officers is significantly lower than the median of the competitive market. However, in combination with long-term incentives, the total compensation for our executive officers can exceed the median of the competitive market upon achieving or exceeding performance goals.

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Our annual total compensation for our executive officers consists of three principal components:

Component	Purpose & Description

Base Salary

•

Provide a level of fixed annual cash for stability and retention

•

Reflect scope, responsibilities and sustained individual performance

•

Amount set considerably lower than the competitive market median

Short-Term Incentives (“STI”)

•

Provide meaningful incentives to meet short-term (annual) objectives

•

Reward achievement of challenging and rigorous pre-established corporate financial and business division goals

•

Recognize individual contributions and performance

Long-Term Incentives (“LTI”)

•

Reward efforts to grow sustainable, long-term stockholder value

•

Encourage retention and mitigate compensation-related risks with stock ownership guidelines

•

Value awarded above the competitive market median to incentivize outperformance and achievement of challenging and rigorous performance goals aligned with stockholder interests

•

Actual pay delivered linked to stockholder outcomes with corresponding performance leverage and risk

Fiscal 2025 Total Compensation Components

Target total compensation consists of (i) base salary, (ii) target STI under the Annual Performance Bonus Plan (“APB Plan”) and (iii) target LTI in the form of RSU and PSU awards based on the fair market value on the grant date (assuming target performance level attainment), as applicable.

Mr. Tan received a front-loaded PSU award in fiscal 2023 that covers five years of annual STI payouts and five years of annual equity awards, including for fiscal 2025 (the “2023 Tan PSU Award”). Accordingly, Mr. Tan did not receive an annual cash incentive payout under the APB Plan for fiscal 2025. In fiscal 2025, Mr. Tan received the 2025 Tan PSU Award (as defined below), which covers his annual LTI for fiscal 2028 through fiscal 2030. The LTI component of the CEO chart below reflects the annualized value of the 2023 Tan PSU Award assuming target performance level attainment.

Dr. Kawwas did not receive an annual equity award in fiscal 2025 because he received a front-loaded PSU award in fiscal 2023 that covers five years of his annual equity awards (the “2023 Kawwas PSU Award”). The LTI component of the Other NEOs Average chart below reflects the annualized value of the 2023 Kawwas PSU Award assuming target performance level attainment. In addition, the Other NEOs Average chart below reflects the target LTI value of Ms. Spears’ and Mr. Brazeal’s annual equity awards that commenced vesting in fiscal 2025.

As shown in the charts below, 96% of our CEO’s and 95% of our other NEOs’ average annualized target total compensation in fiscal 2025 is comprised of variable compensation, with a majority tied to long-term stock price performance (based on the annualized value of their equity awards and assuming target performance level attainment).

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Compensation Philosophy and Objectives

Our executive compensation program does not follow a “one-size-fits-all” approach as the Compensation Committee and our Board believe an effective compensation program should be designed to effectively support Broadcom’s growth opportunities to deliver sustained stockholder value. Our compensation philosophy prioritizes long-term value creation over short-term gains, and we believe our distinctive approach in granting multi-year equity awards continues to be highly effective in achieving these goals. Attracting, motivating and retaining critical talent are crucial for Broadcom’s ongoing success, and thus, fundamental objectives of our executive compensation program. The philosophy and objectives below inform the design of our executive compensation program.

Pay-for-Performance

We encourage our executive officers to focus on the achievement of our challenging and rigorous pre-established corporate financial and operational performance goals and increasing stockholder value. We design our incentive compensation opportunities to reward the achievement of rigorous pre-established annual performance goals and long-term stockholder value creation, and to recognize the contributions and performance of each executive officer. Our primary focus for long-term equity awards is on actual pay delivered in relation to stockholder value creation, with accounting grant date fair value as a guideline for competitive alignment.

Alignment with Stockholders

We align the interests of our executive officers with those of our stockholders by linking a majority of target total compensation opportunity to stockholder returns in the form of PSU awards that are subject to the attainment of pre-established performance-based objectives. For our CEO and, since fiscal 2023, our President, Semiconductor Solutions Group, all of their equity awards are in the form of PSU awards. For our other NEOs, half of their equity awards are in the form of PSU awards at target and the other half are in the form of RSU awards, where the delivered value fluctuates based on our stock price performance.

Attract, Motivate and Retain

Broadcom operates in the extremely competitive Silicon Valley region for executive talent, particularly in the technology sector. Our executive compensation program is designed to contend in this highly competitive talent market to attract qualified, experienced and talented executive officers. We motivate, retain and reward these executive officers, whose skills, knowledge and performance are crucial to our ongoing success.

Equity awards, especially multi-year equity awards, are a long-term retention tool for our executive officers. When granting equity awards or when recommending to the independent directors an equity award grant to our CEO, the Compensation Committee considers each executive officer’s role, criticality, responsibilities, experience, expertise and overall value to Broadcom, as well as how much unvested equity the executive officer holds as an indicator of retention risk.

This pay-for-performance strategy keeps our executive officers and other employees in critical areas engaged and motivated, as evidenced by our global voluntary attrition rate of approximately 4.1% in fiscal 2025, which continues to be below the technology industry median of 10.1% (AON, 2025 Salary Increase and Turnover Study — First Edition, May 2025). This low global voluntary attrition rate has helped Broadcom become a leading technology company, achieve record financial results and deliver significant stockholder value.

*Excludes employees who joined as a result of the VMware acquisition.

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Executive Compensation Governance

The table below highlights our key executive compensation program governance practices.

Practices We Employ		Practices We Do Not Employ

✔	Pay-for-performance compensation philosophy	X	No excessive risk-taking in incentive plan designs

✔	Majority of NEO compensation at risk and tied to long-term performance	X	No re-pricing of underwater stock options without stockholder approval

✔	Rigorous performance metrics directly tied to value creation for stockholders	X	No excise tax gross-ups

✔	Caps on cash and equity incentive plan payouts	X	No supplemental retirement or pension benefits

✔	Robust annual stockholder engagement led by independent directors	X	No dividend equivalents on unearned RSUs / PSUs

✔	Annual risk assessment of compensation programs and practices	X	No guaranteed bonuses

✔	Engagement of an independent compensation consultant	X	No “single trigger” change in control payments or benefits

✔	CEO compensation reviewed and approved by independent directors	X	No excessive executive perquisites

✔	Robust stock ownership guidelines for all executive officers and directors	X	No hedging of stock by executive officers

✔	Clawback policy in compliance with SEC requirements and Nasdaq listing standards	X	No pledging of stock by executive officers without a risk analysis and approval of a limited exception by our Board and NCG Committee

Say-on-Pay

Our stockholders expressed strong support for our 2024 executive compensation program and acknowledged our responsiveness to our stockholders’ concerns in the proxy statement for the 2025 annual meeting, as demonstrated by the 92% of votes cast in favor of the 2025 Say-on-Pay proposal.

The Compensation Committee values open and ongoing engagement with our stockholders regarding our executive compensation program. Prior to the 2025 annual meeting, we contacted our stockholders representing 52% of our common stock outstanding. Our Compensation Committee Chair, on behalf of our Board, and representatives from the management engagement team met with 13 stockholders representing 35% of common stock outstanding. The feedback received from our stockholders at these meetings was discussed with the Compensation Committee and our Board. More information about our engagement with our stockholders prior to the 2025 annual meeting is provided above in “Corporate Governance — Stockholder Engagement.”

Internal Pay Parity

While we do not maintain a formal policy regarding internal pay parity, it is considered by the Compensation Committee and the independent directors when determining compensation.

Consistent with market practice and competitive market benchmarking, our CEO is compensated at a higher level than our other executive officers due to his higher level of experience, responsibility, accountability and peer market benchmarks. Given Mr. Tan’s responsibility for Broadcom’s overall performance, the independent directors believe weighting his total compensation more heavily toward long-term, performance-based incentive compensation is consistent with market practice, appropriately reflects his contributions and directly aligns his incentives with the interests of our stockholders. Accordingly, Mr. Tan receives more of his total compensation in the form of LTI compensation through PSU awards as compared to our other executive officers.

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Stock Ownership Guidelines

The Compensation Committee has established robust stock ownership guidelines for our executive officers, as outlined below. Shares owned outright or beneficially owned in a trust, as well as unvested RSU awards and earned-but-unvested PSU awards, count towards satisfying the stock ownership guidelines. Shares subject to stock options, if granted, do not count toward satisfying the stock ownership guidelines. Our executive officers are expected to satisfy the applicable guidelines within five years of the date on which they become an executive officer and to maintain at least such minimum value in shares of common stock while they remain an executive officer. Based on the closing price of Broadcom common stock on the Record Date, all of our NEOs are in compliance with the stock ownership guidelines.

Position	Stock Ownership	In Compliance of Guidelines

CEO	6x Base Salary	✔

Other Executive Officers	3x Base Salary	✔

Compensation Clawback Policy

Based on the recommendation of the Compensation Committee, our Board has put in place a comprehensive clawback policy in compliance with SEC and Nasdaq rules. Our clawback policy requires the repayment of certain cash and equity-based incentive compensation received by current or former executive officers in the event of a restatement of financial statements if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.

Role of the Compensation Committee

The Compensation Committee devotes extensive time throughout the year to our executive compensation program to ensure that it aligns executive compensation with corporate performance and rewards our executive officers for pursuing corporate financial, operational and strategic goals that will continue Broadcom’s ongoing success and increase long-term stockholder value.

The Compensation Committee reviews and approves the compensation of our executive officers, except our CEO, for whom the Compensation Committee makes recommendations for review and approval by the independent directors.

Individual Executive Compensation Assessment

In addition to market compensation data provided by its independent compensation consultant, the Compensation Committee (and, in the case of our CEO, the independent directors) considers the following factors, among others, when determining the compensation of each executive officer:

•	current base salary, target APB Plan opportunities (and prior fiscal year payouts), the accumulated value of outstanding and unvested equity awards and other benefits;

•	the individual’s overall performance, role, responsibilities, knowledge, skills, criticality, leadership and contributions to Broadcom’s values and culture;

•	the highly competitive landscape for executive talent among Silicon Valley-based global technology companies; and

•	our CEO’s recommendation on compensation and individual performance for executive officers other than himself.

This information enables the Compensation Committee and the independent directors to assess the long-term retentive value and total compensation delivered to our executive officers.

The Compensation Committee does not consider the accounting or tax implications of compensation awarded to our executive officers when making executive compensation decisions. The primary drivers of the individual compensation decisions are the competitive talent-market and our pay-for-performance philosophy.

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Compensation Risk Oversight

While our Board has overall responsibility for risk oversight, the Compensation Committee, with the assistance of its independent compensation consultant, annually reviews and discusses the risks that relate to our compensation policies and practices, including incentive and commission arrangements below the executive level.

Role of Compensation Consultant

Meridian provided consulting services on executive and non-employee director compensation-related matters to the Compensation Committee and the independent directors in fiscal 2025, including competitive market compensation data analyses. Meridian also provided the Compensation Committee periodic updates on regulatory developments and market trends related to executive and non-employee director compensation. Meridian did not provide any other services to Broadcom in fiscal 2025.

The Compensation Committee assessed the independence of Meridian pursuant to SEC and Nasdaq rules and concluded that Meridian is independent and its work for the Compensation Committee and the independent directors do not raise any conflict of interest.

Competitive Market Positioning

The Compensation Committee, in consultation with its independent compensation consultant, develops a meaningful compensation peer group for purposes of understanding competitive market compensation practices. The compensation peer group is evaluated annually and updated as necessary based on revenue, market capitalization and relevant industries as further described below. The Compensation Committee also considers a broader review of global enterprises of similar size, scale and operational complexity, reflecting the scarce market for executive talent from which we actively recruit and to which we are most at risk. The compensation peer group is utilized for comparative purposes only. The Compensation Committee does not benchmark any pay elements or target total compensation to a specific percentile. In the absence of relevant peer group data, the Compensation Committee reviews industry-based market pay survey data.

Our established selection criteria is outlined below:

•	Revenue: comparability across annual revenue, generally 0.25 to 4.0 times that of Broadcom

•	Market capitalization: market capitalization that generally falls between 0.25 to 4.0 times that of Broadcom

•	Industry: companies in semiconductor-related and other technology-focused industries of comparable scale and complexity

Based on this holistic assessment, the Compensation Committee, in consultation with Meridian, approved the compensation peer group below for fiscal 2025. Mastercard Incorporated and Visa Inc. were removed to better reflect Broadcom’s relevant technology industry peers. Alphabet Inc. and Apple Inc. were added as they met one or more of the established criteria and reflected the limited selection of similarly-sized global enterprises that both matched our scale and compete directly in our talent market.

Fiscal 2025 Compensation Peer Group

Accenture plc	Apple Inc.	International Business Machines Corporation	Oracle Corporation

Adobe Inc.	Applied Materials, Inc.	Intuit Inc.	Qualcomm Incorporated

Advanced Micro Devices, Inc.	Cisco Systems, Inc.	Meta Platforms, Inc.	Salesforce, Inc.

Alphabet Inc.	Intel Corporation	NVIDIA Corporation	Texas Instruments Incorporated

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	Percentile	Revenue ($M)(1)	Market Capitalization ($M)(2)

Fiscal 2025 Peer Group	25th	25,960	180,754
	Median	53,382	225,791
	75th	72,434	599,375

Broadcom		51,000(3)	737,010

	Rank	46%	76%

(1)	Based on the most recently available trailing four quarters as of August 9, 2024, except as noted in footnote 3.

(2)	Based on the 30-trading day average as of August 9, 2024.

(3)	Reflects revenue guidance publicly disclosed by Broadcom on June 12, 2024.

ELEMENTS OF FISCAL 2025 EXECUTIVE COMPENSATION PROGRAM

The principal elements of our executive compensation program are:

•	base salary;

•	STI under the APB Plan;

•	LTI in the form of RSU and PSU awards;

•	severance and change in control payments and benefits; and

•	reasonable perquisites and other personal benefits.

Base Salary

Base salaries provide fixed compensation and are set at levels intended to reflect each executive officer’s level and scope of responsibility and contributions, while also taking into account internal pay parity among our executive officers. While generally set significantly lower than the competitive market median, base salaries are still within a competitive range for similar positions at the companies in our compensation peer group and/or market survey data.

The base salaries of our executive officers are reviewed annually by the Compensation Committee, and our CEO makes recommendations to the Compensation Committee with respect to base salary adjustments for our executive officers (other than himself). Based on this review, the Compensation Committee did not approve any base salary increases for our NEOs in fiscal 2025. Our CEO has not received a base salary increase since 2020 and our other NEOs have not received an increase since 2022.

NEO	Base Salary Effective in Fiscal 2025 ($)	Change in Fiscal 2025 (%)

Hock E. Tan	1,200,000	—

Kirsten M. Spears	412,000	—

Mark D. Brazeal	515,000	—

Charlie B. Kawwas, Ph.D.	721,000	—

Annual Cash Incentive Bonus Plan

The Compensation Committee believes that a significant portion of our executive officers’ target total compensation should be dependent upon Broadcom’s performance. Our executive officers are eligible to earn annual cash incentives under the APB Plan. The APB Plan is designed to encourage and motivate our executive officers to achieve our overall fiscal year corporate financial goals, divisional goals where appropriate, and to drive positive contributions to Broadcom’s growth and performance.

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Each executive officer is assigned a target annual cash incentive opportunity under the APB Plan, expressed as a percentage of such executive officer’s base salary. The Compensation Committee considers compensation peer group and market data in determining an executive officer’s target annual cash incentive opportunity. With respect to our CEO, the Compensation Committee provides such information in its recommendation to the independent directors.

The target annual cash incentive opportunities for our NEOs remained unchanged in fiscal 2025 as compared to fiscal 2024. Our CEO did not receive an APB Plan payout in fiscal 2025 and the independent directors do not intend to provide our CEO with an annual cash incentive opportunity through fiscal 2027. As discussed in the proxy statement for the 2024 annual meeting, the 2023 Tan PSU Award was front-loaded to cover five years of annual cash incentive opportunities under the APB Plan and five years of annual equity awards.

NEO	Fiscal 2025 APB Plan Target Bonus (as a % of eligible earnings)	Change in Fiscal 2025 (%)

Hock E. Tan	0%	—

Kirsten M. Spears	100%	—

Mark D. Brazeal	100%	—

Charlie B. Kawwas, Ph.D.	100%	—

Fiscal 2025 APB Plan

For fiscal 2025 three primary pillars were established under the APB Plan as outlined below.

Corporate Financial Goals	• Revenue • Adjusted non-GAAP operating income (as a % of revenue)

Division Financial and Strategic Goals	• Direct expense and fiscal responsibility of the division • Divisional strategic goals

Individual Multiplier	• Strategic • Operational excellence • Leadership and contributions to Broadcom’s values and culture

Annual cash incentive bonuses under the APB Plan are calculated as follows based on the performance components above and payable in cash:

Base Salary	x	Bonus Target	x	Attainment % of Corporate & Division Goals(1)			x	Individual Multiplier

(paid during fiscal year)		(% of base salary)		Corporate Financial Goals(2)	+	Division Financial & Strategic Goals		(0-150%)

(1)

In the case of Dr. Kawwas, the corporate financial goals are weighted 100%. In the case of Ms. Spears and Mr. Brazeal, the corporate financial goals are weighted 50% and the division financial and strategic goals are weighted 50%.

(2)	Revenue and adjusted non-GAAP operating income are evenly weighted in the corporate financial goals.

Corporate Financial Goals

In December 2024, the Compensation Committee reviewed the structure of the APB Plan, including the metrics, targets and applicable adjustments. Following consultation with management and considering Broadcom’s financial plan and strategic objectives, the Compensation Committee recommended, and the independent directors approved, the first pillar under the APB Plan — the corporate financial goals. For fiscal 2025, revenue and adjusted non-GAAP operating income were selected as the metrics as they are readily measurable, comparable to peers, relevant to investors and, most importantly, short-term indicators of long-term value creation. The target levels were designed to require substantial effort to achieve and drive a significant increase in stockholder value with the same level of rigor as in prior performance periods. The APB Plan caps the payout at 150% of the target bonus opportunity for each component of the corporate financial goals. Each goal carried an equal weighting of 50% of the corporate financial goal pillar.

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The corporate financial goals for the fiscal 2025 APB Plan are set forth below.

Corporate Financial Goals	Threshold	Target	Maximum

Revenue (in millions)	$54,429	$57,294	$60,159

Adjusted Non-GAAP Operating Income (as a % of revenue)	61.7%	63.7%	67.7%

Division Financial and Strategic Goals

In December 2024, the Compensation Committee, following consultation with management and considering Broadcom’s financial plan and strategic objectives, set the second pillar under the APB Plan — the division financial and strategic goals. These goals are based on the Compensation Committee’s assessment of the business requirements of the applicable division and the relative importance of such goals to that division. For fiscal 2025, the division financial and strategic goals for Ms. Spears and Mr. Brazeal were based on confidential and proprietary metrics related to their specific divisions, including direct expense and fiscal responsibility. The division financial and strategic goals set by the Compensation Committee were designed to be difficult to attain and to require substantial effort by the executive officer and their division to achieve. The APB Plan caps the payout at 120% of the target bonus opportunity for division financial and strategic goals. Given the breadth of Dr. Kawwas’ responsibilities as President, Semiconductor Solutions Group, his attainment under the corporate and division goals pillar is based solely on the corporate financial goals.

Individual Multiplier

The third pillar under the APB Plan includes a review of each executive officer’s performance during the fiscal year based on the following pre-established goals.

Strategic	• M&A activity, new product development, product innovation, advances in technology and/or growth initiatives

Operational Excellence	• Operational efficiency, cybersecurity, risk, automation and organizational improvements
Leadership, Values & Culture	• Talent retention, employee engagement, succession planning and reinforcing Broadcom’s values and culture

The Compensation Committee conducts a performance review for each executive officer with input from our CEO (except his own) and each executive officer’s individual multiplier is approved by the Compensation Committee. The individual multiplier may range between 50% and 150%. Executive officers who consistently meet and exceed their individual goals may receive an individual multiplier at or above 100% while executive officers who meet some, but not all, of their individual goals may receive an individual multiplier below 100%. The Compensation Committee may assign an individual multiplier of 0% for executive officers who do not meet any of their goals under the individual multiplier pillar of the APB Plan.

Fiscal 2025 APB Plan Attainment

In December 2025, the Compensation Committee and the independent directors reviewed Broadcom’s actual performance for fiscal 2025, as well as the individual performance of our executive officers, to determine the level of achievement of the corporate financial goals and the division financial and strategic goals, and to assign an individual multiplier for each of our executive officers, excluding our CEO.

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Corporate Financial Goals
For the corporate financial goals for the fiscal 2025 APB Plan, actual attainment of revenue was approximately $63.9 billion and adjusted non-GAAP
operating margin was 68.0%, both of which exceeded the
pre-established
target and maximum attainment levels of performance. See Appendix A for a reconciliation of non-GAAP
financial measures to the most directly comparable GAAP financial measures.

Corporate Financial Goals	Target	Actual Attainment	% of Target Attainment (1)

Revenue (in millions)	$57,294	$63,887	150%

Adjusted Non-GAAP Operating Income (as a % of revenue)	63.7%	68.0%	150%

(1)	Actual attainment exceeded the pre-established maximum goals, however the APB Plan caps the payout at 150% of the target bonus opportunity for each component of the corporate financial goals.
Division Financial and Strategic Goals
For Ms. Spears and Mr. Brazeal, the Compensation Committee evaluated their actual level of achievement of the pre-established
division financial and strategic
goals
discussed above. Based on this evaluation, the Compensation Committee determined the division financial and strategic goals performance percentage for Ms. Spears and Mr. Brazeal as set forth below under “
Fiscal 2025 APB Plan Payout
.”
Individual Multiplier
The Compensation Committee, with input from our CEO, determined the individual multipliers for each of our NEOs (other than our CEO) for fiscal 2025 based on the pre-established
goals related to strategy, operational excellence, and leadership, values and culture discussed above. The specific achievements of Ms. Spears, Mr. Brazeal and Dr. Kawwas that the Compensation Committee considered are set forth below.

Kirsten M. Spears
•
Managed record free cash flow of $26.9 billion and controlled capital expenditures, returning $11.1 billion in cash dividends and $2.5 billion in stock repurchases to our stockholders

•
Directed capital allocation in a focused and balanced manner, including raising $15.8 billion in fixed rate debt and repaying $18.5 billion of outstanding fixed and floating rate debt

•
Supported expansion of our existing and new business models and strategies through disciplined management of our cash flow, operating expenses and capital allocation

•
Led global finance team operating in a complex environment, including investor relations, treasury, sales finance, SEC reporting, financial planning and analysis, global tax and insurance

Mark D. Brazeal

•
Implemented expansion of existing and new business models and strategies to maximize our ability to provide custom AI accelerators or XPUs, connectivity solutions, and racks or systems based on our XPUs to meet the unprecedented demand for compute and AI infrastructure

•
Led execution of key strategic customer engagements that focused on providing our AI semiconductor solutions to address the needs and challenges of our AI customers

•
Continued to drive complex regulatory matters, government relations and commercial litigation to support Broadcom’s business and growth opportunities

•
Managed legal strategy and risks, including leading a large-scale global legal team in areas of commercial litigation, commercial legal business matters, compliance and ethics, corporate governance, M&A, cybersecurity, data protection and privacy

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Charlie B. Kawwas, Ph.D.

•
Delivered a 22% increase in our semiconductor revenue through strategic leadership and management of the Semiconductor Solutions Group and industry-leading product portfolio

•
Increased our AI semiconductor revenue 65% year-over-year to $20.2 billion and met the unprecedented demands of our customers for compute and AI infrastructure

•
Achieved multiple strategic wins for our custom AI accelerators or XPUs, connectivity solutions, and racks or systems based on our XPUs, affirming our partnership with our AI customers

•
Drove supply chain diversification and resiliency in supply continuity, cost management and risk mitigation as the semiconductor industry undergoes immense pressure for compute and the rapid build-out
of AI infrastructure

Fiscal 2025 APB Plan Payout
The final attainment under our fiscal 2025 APB Plan is set forth in the table below.

NEO (1)	Base Salary	Bonus Target	Corporate & Division Goals			Individual Multiplier	Bonus Payout
			Revenue	Adjusted Non- GAAP Operating Margin	Division
Kirsten M. Spears	$412,000	100%	150%	150%	114%		$ 597,567 (145% of Target)
			Total Corporate & Division: 132%			110%
Mark D. Brazeal	$515,000	100%	150%	150%	120%		$ 869,063 (169% of Target)
			Total Corporate & Division: 135%			125%
Charlie B. Kawwas, Ph.D.	$721,000	100%	150%	150%	—		$1,351,876 (188% of Target)
			Total Corporate: 150%			125%

(1)
Mr. Tan did not receive an APB Plan payout in fiscal 2025 as the 2023 Tan PSU Award was front-loaded to cover five annual cash incentive opportunities under the APB Plan and five years of annual equity awards. The independent directors do not intend to provide Mr. Tan with annual cash incentive opportunities under the APB Plan through fiscal 2027.

Long-Term Incentive Compensation
Our equity awards serve as a long-term incentive and retention tool for our executive officers, and reflect the value we place on their contributions to Broadcom. In addition, our distinctive approach in granting multi-year PSU awards continues to provide our executive officers with a strong incentive to remain with and build value in Broadcom over an extended period.
The Compensation Committee believes that granting RSU and PSU awards furthers the objectives of our compensation philosophy by motivating strategic financial performance improvement and delivering outstanding stockholder returns. By doing so, the interests of our executive officers are closely aligned with our stockholders’ interests.
We have not granted stock options since 2015, other than options granted as substitutes for a target company’s options in connection with an acquisition, and we do not grant stock appreciation rights or similar option-like instruments. Although we do not have a formal policy with respect to the timing of our equity award grants, the Compensation Committee generally grants equity awards on a predetermined annual schedule and we do not take material nonpublic information into account when determining the timing and terms of such awards. In addition, we do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

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As part of the annual equity program for our executive officers (other than our CEO), the Compensation Committee reviews in March of each year the scope, responsibilities and achievements of our executive officers, as well as the criticality of such executive officers to Broadcom’s strategic roadmap. The Compensation Committee also reviews the executive officers’ unvested equity value and the external market competitiveness of the executive officers’ equity awards to assess the retention risk of our executive officers in an extremely competitive talent market for executives with successful track records.
Based on the review of these factors, the Compensation Committee may grant an annual equity award to all, some or none of our executive officers. If the Compensation Committee determines that a grant of an annual equity award to Ms. Spears or Mr. Brazeal is warranted, their equity awards have been typically comprised of 50% in the form of RSU awards and 50% in the form of PSU awards at target.
Equity Award Granted to Mr. Tan in Fiscal 2025
Since our initial public offering (“IPO”) in August 2009 through fiscal 2025, our cumulative TSR has grown 34,330% and our market capitalization increased from $3.8 billion to over $1.7 trillion under Mr. Tan’s leadership, as illustrated below.

Cumulative TSR
Broadcom
S&P 500 Index
34,330%
792%
35,000%
30,000
25,000
20,000
15,000
10,000
5,000
0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Fiscal Year

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The Board believes that to sustain the increase in stockholder value illustrated above and to compete successfully in a highly competitive technology industry undergoing a profound transformation due to AI, Broadcom must continue to develop increasingly advanced technologies and execute new business strategies and models to meet the accelerating demands of our customers. Over the past two years, our top stockholders have also expressed overwhelming support for retaining Mr. Tan beyond fiscal 2027 to lead Broadcom through this transformation that is occurring in the technology industry.
Following the Compensation Committee’s review of the executive compensation program and the Board’s review of corporate strategy, as well as feedback from our top stockholders, the independent directors determined that retaining Mr. Tan through fiscal 2030 is in the best interests of Broadcom and our stockholders to sustain the increase in stockholder value. In consultation with Meridian, upon the recommendation of the Compensation Committee and as part of the annual equity award program, the independent directors granted Mr. Tan a PSU award (the “2025 Tan PSU Award”) on September 3, 2025 (the “Grant Date”).
Equity Award Objectives
The Compensation Committee and the independent directors, in consultation with Meridian, structured the 2025 Tan PSU Award to achieve the following objectives:

•	Secure Mr. Tan’s continued leadership through fiscal 2030 consistent with the overwhelming support for Mr. Tan expressed by our top stockholders

•	Incentivize performance through transparent and formidable long-term goals designed to deliver value to our stockholders in accordance with our pay-for-performance philosophy

•	Ensure the vesting and performance periods do not overlap with the 2023 Tan PSU Award

•	Obtain Mr. Tan’s commitment to hold the after-tax shares of Broadcom common stock upon the vesting of the 2023 Tan PSU Award

•	Strong governance and oversight of the pre-established performance goals by the Compensation Committee and the independent directors
2023 Tan PSU Award Post-Vesting Holding Requirement
As a condition to receiving the 2025 Tan PSU Award, Mr. Tan agreed to a post-vesting holding requirement with respect to the after-tax
shares Mr. Tan would receive upon the vesting of the 2023 Tan PSU Award (the
“Non-Transferable
Shares”). The independent directors conditioned the 2025 Tan PSU Award with this post-vesting holding requirement to incentivize Mr. Tan to continue his employment at Broadcom beyond fiscal 2027 and further align the interests of Mr. Tan with those of our stockholders through fiscal 2030.

As illustrated in the graphic above, Mr. Tan has agreed to hold the
Non-Transferable
Shares through fiscal 2030, and if he voluntarily resigns without good reason prior to the end of fiscal 2030, then such holding period will extend through the end of fiscal 2032 (in each case, the “Holding Period Expiration Date”). During this holding period Mr. Tan has agreed not to sell, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of (collectively, “Transfer”) the
Non-Transferable
Shares without the prior written consent of the Compensation Committee.
In the event of (i) Mr. Tan’s death or permanent disability, (ii) the termination of Mr. Tan’s employment by Broadcom without cause or (iii) Mr. Tan’s termination of employment due to a resignation for good reason, the Holding Period Expiration Date will be the date of such event, as applicable.

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If Mr. Tan requests permission from the Compensation Committee to Transfer any Non-Transferable Shares prior to the Holding Period Expiration Date (i) during his employment, then the Compensation Committee will provide consent to a Transfer if it determines in its discretion that, after such Transfer, the number of shares of Broadcom common stock held by Mr. Tan, together with the shares underlying the 2025 Tan PSU Award, is commensurate, in the Compensation Committee’s judgment, with the total number of Non-Transferable Shares or (ii) if Mr. Tan has voluntarily resigned without good reason, then the Compensation Committee will provide consent if Mr. Tan will continue to hold at least 50% of the Non-Transferable Shares after such Transfer.

Target Value Determination

Upon the recommendation of the Compensation Committee and in consultation with Meridian, the independent directors aligned the annual target value of the 2025 Tan PSU Award with the top decile of current chief executive officer compensation for similarly-situated large technology peer companies based in the Silicon Valley region in recognition of our top percentile TSR performance compared to these peers since our IPO.

The 2025 Tan PSU Award represents three years of front-loaded value to cover fiscal 2028, 2029 and 2030, and has a target value corresponding to the challenging and ambitious performance goals described below. The independent directors do not intend to grant an additional annual equity award to Mr. Tan through the end of fiscal 2030 as the 2023 Tan PSU Award covers Mr. Tan’s annual long-term incentive opportunity from fiscal 2023 through fiscal 2027 and the 2025 Tan PSU Award covers Mr. Tan’s annual long-term incentive opportunity from fiscal 2028 through fiscal 2030.

Performance Metric Selection Aligns with Stockholder Interests

Taking into consideration the recommendation of the Compensation Committee, input from Meridian and feedback from our stockholders, the independent directors selected revenue from our technologies and products used or expected to be used by our customers for AI enablement, including but not limited to our custom AI accelerators, XPUs, ASICs, networking and connectivity solutions, and AI racks or systems based on our XPUs (“AI Revenue”) as the performance metric for the 2025 Tan PSU Award.

AI Revenue was selected as the performance metric of the 2025 Tan PSU Award given that Broadcom must successfully compete in a highly competitive technology industry that is undergoing a profound transformation due to AI to continue its long-term value creation. The independent directors believe that AI Revenue would provide the most accurate and direct measure of our progress in advancing our technologies and products during this transformation. Moreover, the independent directors believe the AI Revenue performance metric with a post-vesting holding requirement for the Non-Transferable Shares strongly aligns the interests of Mr. Tan with those of our stockholders through the end of fiscal 2030.

The calculation of AI Revenue will be pursuant to GAAP reporting and publicly disclosed in our quarterly financial earnings calls, subject to review and recommendation by the Compensation Committee and ultimately determined by the independent directors.

PSU Award Structure

As discussed above, our executive compensation program is intentionally distinct from typical market practice as it utilizes multi-year front-loaded grants to incentivize significant stockholder value creation and enhance retention of our most critical management team members.

In accordance with our executive compensation program and the recommendation of the Compensation Committee, the independent directors granted Mr. Tan the 2025 Tan PSU Award upon receiving Mr. Tan’s agreement to the post-vesting holding requirement for the Non-Transferable Shares. Granted as part of the annual equity award program, the 2025 Tan PSU Award is front-loaded to cover Mr. Tan’s annual equity awards for fiscal 2028, 2029 and 2030, and does not overlap with the 2023 Tan PSU Award.

The target number of shares subject to the 2025 Tan PSU Award is 610,521 shares (the “Target PSUs”). Mr. Tan may earn between 0% and 300% of the Target PSUs contingent on both (i) the attainment of challenging and ambitious performance goals based on AI Revenue during a three-year performance period from the start of fiscal 2028 through the end of fiscal 2030 (the “Performance Period”) and (ii) continued service requirements from the Grant Date through the end of fiscal 2030 (the “Service Period”). The vesting date of the 2025 Tan PSU Award is the last day of fiscal 2030 (the “Vesting Date”). The actual number of shares earned by Mr. Tan on the Vesting Date will be the product of multiplying a payout percentage, as determined by the independent directors upon the recommendation of the Compensation Committee, by the Target PSUs (the “Earned PSUs”).

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In the event Mr. Tan incurs a termination of employment or consultancy (a “Termination of Services”) during the Service Period, the 2025 Tan PSU Award will be forfeited in its entirety and the underlying shares will not be issued, except as otherwise described below:

•

If, during the Performance Period, Mr. Tan incurs a Termination of Services (i) by him for good reason, (ii) by Broadcom without cause, or (iii) due to death or permanent disability (each, a “Covered Termination”), a prorated portion of the Target PSUs will remain outstanding and be subject to performance-based vesting in accordance with the 2025 Tan PSU Award, with proration based on the portion of the Performance Period during which Mr. Tan provided services.

•

If a change in control of Broadcom occurs on or after the Grant Date and before the end of the first quarter of fiscal 2028, the 2025 Tan PSU Award will be forfeited in its entirety effective immediately prior to the change in control. If a change in control occurs after the end of the first quarter of fiscal 2028, the Performance Period will be shortened so that it ends on the last day of Broadcom’s fiscal quarter ending immediately prior to the change in control and the shares underlying the 2025 Tan PSU Award will be prorated based on the shortened Performance Period. For purposes of determining the Payout Percentage (defined below) for a shortened Performance Period prior to the end of fiscal 2028, the Applicable AI Revenue levels will be prorated accordingly if the change in control occurs during the second, third or fourth quarter of fiscal 2028. Any Earned PSUs will remain subject to time-based vesting in accordance with the 2025 Tan PSU Award. If Mr. Tan experiences a Covered Termination on or after the date of the change in control, such Earned PSUs will immediately vest in full.

Formidable Performance Goals

The independent directors designed the 2025 Tan PSU Award to deliver value to Mr. Tan only if Broadcom achieves significant growth in AI Revenue during the Performance Period.

When determining the magnitude of the performance goals of the 2025 Tan PSU Award, the Compensation Committee and the independent directors set challenging and ambitious targets based on achieving significant and sustained growth in AI Revenue.

The performance goal under the 2025 Tan PSU Award is achieved when the highest aggregate AI Revenue for a period of any four consecutive fiscal quarters within the Performance Period (the “Applicable AI Revenue”) is between the achievement levels set forth in the table below. The payout percentage set forth in the table below (the “Payout Percentage”) will be determined using a linear interpolation between the achievement levels.

Achievement Level	Applicable AI Revenue	Payout Percentage

Maximum	≥ $120 Billion	300%

Stretch	$105 Billion	200%

Target	$90 Billion	100%

Threshold	≤ $60 Billion	0%

As illustrated in the graphic below, for Mr. Tan to earn any shares under the 2025 Tan PSU Award, the Applicable AI Revenue must be more than three times the $20 billion of fiscal 2025 AI Revenue that was forecasted at the time the Compensation Committee recommended and the independent directors approved the performance goals of the 2025 Tan PSU Award.

If the Applicable AI Revenue is equal to or below the “Threshold” achievement level of $60 billion during the Performance Period, the payout percentage will be 0% and the 2025 Tan PSU Award will be forfeited in its entirety. Achievement at the “Maximum” level requires attainment of at least $120 billion in Applicable AI Revenue during the Performance Period – an increase of $100 billion over the forecasted fiscal 2025 AI Revenue. The “Maximum” achievement level also represents approximately two times our total net revenue in fiscal 2025, underscoring the formidable performance required for Mr. Tan to achieve the performance goal under the 2025 Tan PSU Award.

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No Overlap of Performance Periods Between 2025 Tan PSU Award and 2023 Tan PSU Award

As illustrated in the graphic below, the independent directors structured the 2025 Tan PSU Award as a separate and non-overlapping LTI award covering fiscal 2028 through fiscal 2030.

As of the Grant Date, Mr. Tan had only one outstanding equity award – the 2023 Tan PSU Award – that was front-loaded to cover five years of annual LTI opportunity from fiscal 2023 through fiscal 2027. There is no overlap in the performance periods or annualized equity award value opportunities of the 2023 Tan PSU Award and the 2025 Tan PSU Award, and Mr. Tan is not eligible to earn payouts from both awards concurrently.

Stockholder Engagement

45% Stockholders representing 45% of common stock were contacted	38% Stockholders representing 38% of common stock provided feedback	16 Our Compensation Committee Chair participated in 16 meetings with stockholders	Engagement with Institutional Shareholder Services Inc. and Glass Lewis & Co.

Following our disclosure of the 2025 Tan PSU Award in the Current Report on Form 8-K filed in September 2025, we proactively contacted our top stockholders representing 45% of common stock outstanding, as well as proxy advisory firms Institutional Shareholder Services (“ISS”) and Glass Lewis. Our Compensation Committee Chair, on behalf of the independent directors, and representatives from the management engagement team held 16 meetings with stockholders representing 38% of common stock outstanding, as well as ISS and Glass Lewis, from September 2025 through December 2025.

In these meetings, our Compensation Committee Chair explained the rationale of the independent directors for retaining Mr. Tan through fiscal 2030 and granting the 2025 Tan PSU Award, responded to stockholder inquiries and obtained additional feedback from our stockholders.

All of the stockholders we met with expressed appreciation for the opportunity to discuss the 2025 Tan PSU Award and to continue the discussion regarding the Board’s approach to CEO succession planning in advance of the Annual Meeting. These stockholders also acknowledged the importance of Mr. Tan’s continued leadership to sustain the long-term value creation for both Broadcom and our stockholders while the technology industry undergoes a profound transformation due to AI.

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The stockholders we met raised similar questions regarding the 2025 Tan PSU Award. Below are the questions asked by our stockholders and the responses provided during the engagement meetings.

Q:	Why did the independent directors grant an equity award to Mr. Tan in September 2025 when Mr. Tan was granted the 2023 Tan PSU Award in fiscal 2023?

A:

Prior to the 2025 Tan PSU Award grant, the 2023 Tan PSU Award was Mr. Tan’s only outstanding equity award and that award is scheduled to vest on October 31, 2027. For Broadcom to successfully compete in a highly competitive technology industry that is undergoing a profound transformation due to AI, the independent directors believe it is in the best interests of Broadcom and our stockholders to retain Mr. Tan through fiscal 2030. In addition, our top stockholders expressed overwhelming support in retaining Mr. Tan beyond fiscal 2027.

Q:	Is the 2023 Tan PSU Award now subject to a post-vesting holding requirement?

A:

Yes. Mr. Tan agreed to a post-vesting holding requirement through fiscal 2030 with respect to the Non-Transferable Shares. If Mr. Tan voluntarily terminates his employment without good reason, the post-vesting holding requirement is extended through fiscal 2032 with respect to the Non-Transferable Shares.

Q:	Does the 2025 Tan PSU Award overlap with the 2023 Tan PSU Award?

A:	No. There is no performance or vesting period overlap. These are two separate PSU awards.

Q:	What is the performance goal of the 2025 Tan PSU Award?

A:

The performance goal of the 2025 Tan PSU Award is achieved when the highest aggregate AI Revenue for a period of any four consecutive fiscal quarters from the start of fiscal 2028 through the end of fiscal 2030 exceeds at least $60 billion. “Maximum” achievement of the performance goal requires attainment of at least $120 billion in AI Revenue.

Q:	Why is the performance metric of the 2025 Tan PSU Award based on AI Revenue and not on the price of Broadcom common stock?

A:

AI Revenue was selected as the performance metric for the 2025 Tan PSU Award given that Broadcom must successfully compete in a highly competitive technology industry that is undergoing a profound transformation due to AI to continue its long-term value creation. The independent directors believe that AI Revenue would provide the most accurate and direct measure of our progress in advancing our technologies and products during this transformation.

Q:	Who will determine whether the performance goal of the 2025 Tan PSU Award has been achieved at the end of fiscal 2030?

A:

The performance goal of the 2025 Tan PSU Award is based on formulaic, pre-established and disclosed targets. The Compensation Committee will review the performance results and the independent directors, upon the recommendation of the Compensation Committee, will ultimately determine whether the performance goal has been achieved under GAAP reporting.

Equity Awards Granted to Ms. Spears and Mr. Brazeal in Fiscal 2025

In March 2025, the Compensation Committee reviewed the scope, responsibilities, achievements and business criticality of Ms. Spears, Mr. Brazeal and Dr. Kawwas as described above, including their unvested equity awards and retention risk. The Compensation Committee believed an annual equity award to each of Ms. Spears and Mr. Brazeal was warranted based on its review of the foregoing factors (the “2025 Spears/Brazeal Awards”). The Compensation Committee did not grant Dr. Kawwas an annual equity award because the 2023 Kawwas PSU Award was front-loaded to cover five years of annual equity awards from fiscal 2023 through fiscal 2027.

The 2025 Spears/Brazeal Awards were granted on March 15, 2025. Half of the 2025 Spears/Brazeal Awards are in the form of a service-based RSU award and the other half are in the form of a PSU award, assuming target performance. The 2025 Spears/Brazeal Awards are multi-year awards and will vest on the same basis as two annual equity

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awards. The 2025 Spears/Brazeal Awards have staggered vesting start dates of March 15, 2025 and March 15, 2026. Each RSU award consists of 30,000 RSUs that will vest quarterly over four years from the applicable vesting start date. Each PSU award consists of 30,000 PSUs (at target) that will vest as to 25% of the shares underlying such award on each annual anniversary of the applicable vesting start date, subject to continued employment on the relevant vesting date and attainment of the applicable performance criteria.

To continue to closely align the interests of Ms. Spears and Mr. Brazeal with those of our stockholders, each PSU award may be earned, if at all, based on our TSR performance relative to the S&P 500 (“Relative TSR”) and absolute TSR performance, over four overlapping performance periods, commencing on March 2nd immediately preceding the applicable March 15th vesting start date and ending on March 1st of the first, second, third and fourth years following the performance period commencement date. The number of shares that may be earned is capped at 25% of the target number of shares subject to the PSU award for each of the first three performance periods, even if performance exceeds target performance. In the aggregate, up to 200% of the total target number of shares subject to the applicable PSU award may be earned, if for the fourth performance period, the Relative TSR is at or above the 75th percentile of the S&P 500 and our absolute TSR is not negative. If the Relative TSR falls between two percentile levels, the number of shares earned will be determined using linear interpolation.

Within 60 days after the end of each performance period, the Compensation Committee will determine the number of shares earned based on the Relative TSR over the performance period expressed as a percentile as set forth below.

•	For the first three performance periods:

•	If the Relative TSR is less than the 25th percentile, no shares will be earned for such performance period.

•	If the Relative TSR is at the 25th percentile, 50% of the target number of shares subject to such performance period will be earned.

•	If the Relative TSR is at or above the 50th percentile, 100% of the target number of shares subject to such performance period will be earned.

•	For the fourth performance period:

•

If the Relative TSR is greater than the 50th percentile but less than the 75th percentile, between 100% and 200% of the total target number of shares subject to the award will be earned, less shares earned in the prior three performance periods.

•	If the Relative TSR is at or greater than the 75th percentile, 200% of the total target number of shares subject to the award will be earned, less shares earned in the prior three performance periods.

•	If our absolute TSR is negative, the maximum payout over the four-year period is 100% of the total target number of shares.

The number of shares earned will be determined by multiplying the target number of shares subject to the performance period (25% of the total target number of shares) by an achievement factor set forth below (the “Achievement Factor”). The Achievement Factor is based on the Relative TSR for the applicable performance period. For the fourth performance period, the Achievement Factor is based on the Relative TSR, as well as the sum of the Achievement Factors for the first three performance periods (the “Prior Achievement Sum”). However, if our absolute TSR is negative for the fourth performance period, then the maximum number of shares that may be earned is 100% of the total target number of shares.

The design of these PSU awards, with its cumulative Achievement Factor mechanism and enhanced payout opportunity in the fourth performance period, incentivizes sustained outperformance over the full award term rather than short-term results. By allowing up to 200% of target shares to be earned only if the Relative TSR reaches the 75th percentile in the fourth performance period with a positive absolute TSR, while capping earlier periods at target, the PSU awards reward executives who drive consistent, long-term stockholder value creation throughout the entire performance cycle.

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Relative TSR	Achievement Factor

Performance Periods 1, 2 and 3:

At 50th Percentile of S&P 500	• 1

At 25th Percentile of S&P 500	• 0.5

Below 25th Percentile of S&P 500	• 0

Performance Period 4:

At 75th Percentile of S&P 500	• If absolute TSR is negative: 4 minus Prior Achievement Sum • If absolute TSR is neutral or positive: 8 minus Prior Achievement Sum (not to exceed, in aggregate, 200% of target number of shares)

At 50th Percentile of S&P 500	• 4 minus Prior Achievement Sum

At 25th Percentile of S&P 500	• If Prior Achievement Sum is greater than or equal to 1.5: 0.5 • If Prior Achievement Sum is less than 1.5: 2 minus Prior Achievement Sum

Below 25th Percentile of S&P 500	• 0

PSU Awards Earned in 2024 – 2025 Performance Period

Each of the PSU awards granted to our NEOs or that commenced vesting in fiscal 2019, 2021, 2022, 2023 and 2024 are subject to four overlapping performance periods. Following completion of each performance period the Compensation Committee confirms the Relative TSR attained and the number of shares earned under the applicable PSU award.

2019 PSU Awards

The multi-year equity awards granted in January 2019 (the “2019 Multi-Year Awards”) that commenced vesting in fiscal 2021 were subject to four overlapping performance periods ending on each March 1st of 2022, 2023, 2024 and 2025. The table below sets forth the Relative TSR attainment and the percentage and number of target shares subject to the PSU award earned for the completed performance period. As the Relative TSR was greater than the 75th percentile and our absolute TSR was positive for the fourth performance period, each NEO, in aggregate, earned 200% of target shares subject to their respective PSU award.

Performance Period	% of Target Shares Earned	Number of Shares Earned			Relative TSR Performance Over Period
		Kirsten M. Spears	Mark D. Brazeal	Charlie B. Kawwas, Ph.D.	2021 2022 2023 2024 2025
1	25%	15,620 shares	18,750 shares	25,000 shares
2	25%	15,620 shares	18,750 shares	25,000 shares
3	25%	15,620 shares	18,750 shares	25,000 shares
4	125%	78,140 shares	93,750 shares	125,000 shares
Total	200%	125,000 shares	150,000 shares	200,000 shares

The 2019 Multi-Year Awards that commenced vesting in fiscal 2022 are subject to four overlapping performance periods ending on each March 1st of 2023, 2024, 2025 and 2026. The table below sets forth the Relative TSR attainment and the percentage and number of target shares subject to the PSU award earned for the completed performance period.

Performance Period	% of Target Shares Earned	Number of Shares Earned			Relative TSR Performance Over Period
		Kirsten M. Spears	Mark D. Brazeal	Charlie B. Kawwas, Ph.D.	2022 2023 2024 2025
1	25%	15,620 shares	18,750 shares	25,000 shares
2	25%	15,620 shares	18,750 shares	25,000 shares
3	25%	15,620 shares	18,750 shares	25,000 shares

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2021 Brazeal Promotion PSU Award

The promotion PSU award granted to Mr. Brazeal in December 2021 was subject to four overlapping performance periods ending on each March 1st of 2022, 2023, 2024 and 2025 and vested, to the extent earned, on the anniversary of the grant date, subject to Mr. Brazeal’s continued employment on the vesting date. The table below sets forth the Relative TSR attainment and the percentage and number of target shares subject to the PSU award earned for the completed performance period. As the Relative TSR was greater than the 75th percentile and our absolute TSR was positive for the fourth performance period, Mr. Brazeal in aggregate earned 200% of the target shares subject to the PSU award. The shares earned for the fourth performance period ending March 1, 2025 vested on December 15, 2025.

Performance Period	% of Target Shares Earned	Number of Shares Earned	Relative TSR Performance Over Period
		Mark D. Brazeal	2021 2022 2023 2024 2025
1	25%	20,000 shares
2	25%	20,000 shares
3	25%	20,000 shares
4	125%	100,000 shares
Total	200%	160,000 shares

2023 PSU Awards

The multi-year equity awards granted to Ms. Spears and Mr. Brazeal in March 2023 (the “2023 Multi-Year Awards”) that commenced vesting in fiscal 2023 are subject to four overlapping performance periods ending on each March 1st of 2024, 2025, 2026 and 2027. The table below sets forth the Relative TSR attainment and the percentage and number of target shares subject to the PSU award earned for the completed performance periods.

Performance Period	% of Target Shares Earned	Number of Shares Earned		Relative TSR Performance Over Period
		Kirsten M. Spears	Mark D. Brazeal	2023 2024 2025
1	25%	12,500 shares	12,500 shares
2	25%	12,500 shares	12,500 shares

The 2023 Multi-Year Awards that commenced vesting in fiscal 2024 are subject to four overlapping performance periods ending on each March 1st of 2025, 2026, 2027 and 2028. The table below sets forth the Relative TSR attainment and the percentage and number of target shares subject to the PSU award earned for the completed performance period.

Performance Period	% of Target Shares Earned	Number of Shares Earned		Relative TSR Performance Over Period
		Kirsten M. Spears	Mark D. Brazeal	2024	2025
1	25%	12,500 shares	12,500 shares

2024 PSU Awards

The 2024 annual equity award granted to Mr. Brazeal in March 2024 is subject to four overlapping performance periods ending on each March 1st of 2025, 2026, 2027 and 2028. The table below sets forth the Relative TSR attainment and the percentage and number of target shares subject to the PSU award earned for the completed performance period.

Performance Period	% of Target Shares Earned	Number of Shares Earned	Relative TSR Performance Over Period
		Mark D. Brazeal	2024	2025
1	25%	25,000 shares

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ADDITIONAL COMPENSATION PRACTICES AND POLICIES

Employee Stock Purchase Plan

Executive officers employed by our participating subsidiaries, including all of our NEOs, are eligible to participate in our Employee Stock Purchase Plan (the “ESPP”).

Other Compensation

The Compensation Committee provides reasonable perquisites and other personal benefits to our executive officers on a case-by-case basis. Typically, the Compensation Committee provides perquisites to an executive officer in limited circumstances where it believes such benefits are appropriate to assist in the performance of the executive officer’s duties, to enhance the executive officer’s efficiency and effectiveness, or for recruitment, motivation, retention or security purposes.

The Compensation Committee established a security program for the protection of our CEO based on an assessment of risk that included consideration of the executive’s position and work location. The independent directors believe these security costs are necessary and appropriate business expenses as these costs arise from the nature of our CEO’s employment at Broadcom. In fiscal 2025, the security program included residential and personal security for Mr. Tan. Based on an assessment of risk, the independent directors determined that these security measures were required for Broadcom’s benefit due to the importance of Mr. Tan to Broadcom and to address specific threats and safety concerns. Although we do not consider the provision of such necessary security measures to be a perquisite, pursuant to SEC guidance, we have reported these costs in the “Fiscal 2025 Summary Compensation Table” below.

For additional information on the perquisites and other personal benefits provided to our NEOs in fiscal 2025, see the “Fiscal 2025 Summary Compensation Table” below.

Severance and Change in Control Benefits

The Compensation Committee believes that severance and change in control arrangements are important components of the overall executive compensation program for our NEOs. Severance arrangements provide a stable work environment and serve primarily to attract and retain individuals with the requisite experience and ability to drive our success. Change in control provisions help secure the continued employment and dedication of our NEOs, reduce any concerns they might have regarding their continued employment prior to or following a change in control of Broadcom and promote continuity of management during a corporate transaction.

Our NEOs are eligible for severance and change in control payments and benefits under their respective severance benefits agreements, including vesting acceleration of the equity awards following a Covered Termination (as defined below under “Executive Compensation — Severance Benefits Agreements; Death and Permanent Disability Policies; Retirement”) in connection with a change in control, which is commonly referred to as a “double trigger” provision. The Compensation Committee provides such payments and benefits to our NEOs based on its review of severance practices at the companies in our compensation peer group and as the result of arm’s length negotiations at the time our NEOs commence employment with Broadcom, when they are requested to assume additional responsibilities, or from time to time as deemed necessary or desirable to achieve parity with other executive officers or otherwise. Further, we believe our double trigger change in control arrangements protect stockholder value by allowing us the opportunity to deliver a motivated management team to any potential acquirer. Absent such change in control arrangements, our NEOs could be less motivated to pursue a potential acquisition even if such a transaction would benefit our stockholders, due to the possibility that they would forfeit the potential value of their unvested equity compensation upon an acquisition.

For a summary of the material terms and conditions of these arrangements, as well as an estimate of the post-employment payments and benefits to which our NEOs may be entitled, see “Executive Compensation — Severance Benefits Agreements; Death and Permanent Disability Policies; Retirement” below.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” included in this Proxy Statement. Based upon such review and related discussions, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement and the 2025 Annual Report.

COMPENSATION COMMITTEE

Harry L. You, Chair

Diane M. Bryant

Eddy W. Hartenstein

Check Kian Low

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EXECUTIVE COMPENSATION

FISCAL 2025 SUMMARY COMPENSATION TABLE

The following table sets forth information about compensation awarded to, paid to or earned by our NEOs during fiscal 2025, 2024 and 2023.

Name and Principal Position	Fiscal Year	Salary(1) ($)	Stock Awards(2) ($)		Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation ($)		Total ($)

Hock E. Tan President and Chief Executive Officer	2025	1,200,000	202,351,080	(4)	—	1,726,926	(5)	205,278,006
	2024	1,226,374	—		—	1,408,168		2,634,542
	2023	1,200,000	160,540,000		—	86,161		161,826,161

Kirsten M. Spears Chief Financial Officer and Chief Accounting Officer	2025	412,000	27,136,414	(6)	597,567	18,065	(7)	28,164,046
	2024	421,055	—		612,499	20,700		1,054,254
	2023	412,000	14,310,050		500,275	19,800		15,242,125

Mark D. Brazeal Chief Legal and Corporate Affairs Officer	2025	515,000	27,213,948	(8)	869,063	21,000	(7)	28,619,011
	2024	526,319	27,731,100		703,824	20,700		28,981,943
	2023	515,000	14,310,050		649,984	19,800		15,494,834

Charlie B. Kawwas, Ph.D. President, Semiconductor Solutions Group	2025	721,000	21,750	(9)	1,351,876	21,000	(7)	2,115,626
	2024	736,847	—		1,105,507	20,700		1,863,054
	2023	721,000	48,162,000		781,715	19,800		49,684,515

(1)	Fiscal 2024 salary reflects 53 weeks in fiscal 2024 compared to 52 weeks in fiscal 2025 and 2023.

(2)

Represents the grant date fair value of RSU and PSU awards calculated in accordance with ASC 718. The maximum grant date fair values (using a Monte Carlo simulation model) for the PSU awards, other than the 2025 Tan PSU Award, do not differ from the fair values presented in this table. These amounts do not reflect compensation actually received by the NEOs or the actual value that may be recognized by the NEOs. For information on the valuation assumptions used in the calculations, see Note 2 to the Consolidated Financial Statements in our 2025 Annual Report.

(3)

Represents amounts paid under the APB Plan for each fiscal year. More information about the determination of the amounts paid is provided above in “Compensation Discussion and Analysis — Elements of Fiscal 2025 Executive Compensation Program — Annual Cash Incentive Bonus Plan.”

(4)

Represents the grant date fair value for the 2025 Tan PSU Award at the target attainment level calculated in accordance with ASC 718. The grant date fair value for the 2025 Tan PSU Award at the maximum attainment level is $607,053,241. This amount does not reflect compensation actually received by Mr. Tan or the actual value that may be recognized by Mr. Tan. For information on the valuation assumptions used in the calculations, see Note 2 to the Consolidated Financial Statements included in our 2025 Annual Report.

(5)

Represents $12,906 for car service, $21,000 in 401(k) plan employer matching contributions and $1,693,020 in residential and personal security services. For more information, see “Compensation Discussion and Analysis — Additional Compensation Practices and Policies.”

(6)

Includes $114,814 for the incremental grant date fair value of Ms. Spears’ previously-granted outstanding RSU awards that were modified in June 2025 by the Compensation Committee to reflect a quarterly vesting schedule and calculated in accordance with ASC 718.

(7)	Represents 401(k) plan employer matching contributions.

(8)

Includes $192,348 for the incremental grant date fair value of Mr. Brazeal’s previously-granted outstanding RSU awards that were modified in June 2025 by the Compensation Committee to reflect a quarterly vesting schedule and calculated in accordance with ASC 718.

(9)

Represents the incremental grant date fair value of Dr. Kawwas’ previously-granted outstanding RSU awards that were modified in June 2025 by the Compensation Committee to reflect a quarterly vesting schedule and calculated in accordance with ASC 718, and does not represent a new equity award.

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SUPPLEMENTAL FISCAL 2025 SUMMARY COMPENSATION TABLE

The table below sets forth the same information in the “Fiscal 2025 Summary Compensation Table” above for Mr. Tan for fiscal 2025 other than the amount in the “Stock Awards” column. The amount shown below for the “Stock Awards” column excludes the grant date fair value for the 2025 Tan PSU Award at the target attainment level calculated in accordance with ASC 718 and instead includes one-fifth of the grant date fair value of the 2023 Tan PSU Award calculated in accordance with ASC 718.

As discussed in “Compensation Discussion and Analysis,” the 2025 Tan PSU Award is front-loaded to cover three years of annual equity awards from fiscal 2028 through fiscal 2030 and the performance period of the 2025 Tan PSU Award does not start until the first day of fiscal 2028. The 2023 Tan PSU Award, however, is front-loaded to cover five years of annual equity awards from fiscal 2023 through fiscal 2027 and is subject to a performance period during that time period.

The table below is provided for informational purposes only and does not form part of our disclosures required by the SEC. It is intended to illustrate Mr. Tan’s compensation opportunity in fiscal 2025 as intended by the independent directors.

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Hock E. Tan	2025	1,200,000	32,108,000	(1)	—	1,726,926(2)	35,034,926
President and Chief Executive Officer

(1)

Represents one-fifth of the grant date fair value of the 2023 Tan PSU Award calculated in accordance with ASC 718. The amount does not reflect compensation actually received by Mr. Tan or the actual value that may be recognized by Mr. Tan. For information on the valuation assumptions used in the calculations, see Note 2 to the Consolidated Financial Statements in our 2025 Annual Report.

(2)

Represents $12,906 for car service, $21,000 in 401(k) plan employer matching contribution and $1,693,020 in residential and personal security services. For more information, see “Compensation Discussion and Analysis — Additional Compensation Practices and Policies.”

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FISCAL 2025 GRANTS OF PLAN-BASED AWARDS TABLE

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)						All Other Stock Awards: Number of Shares of Stock or Units(2) (#)		Grant Date Fair Value of Stock and Option Awards(3) ($)
Name	Grant Date	Approval Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)		Target (#)		Maximum (#)

Hock E. Tan	APB Plan

	09/03/2025						—	(4)	610,521	(4)	1,831,563	(4)			202,351,080	(5)

Kirsten M. Spears	APB Plan			25,750	412,000	834,300

	03/15/25	03/04/25	(6)				3,750	(7)	30,000	(7)	60,000	(7)			7,598,550	(8)

	03/15/25	03/04/25	(9)				3,750	(7)	30,000	(7)	60,000	(7)			8,088,750	(8)

	03/15/25	03/04/25	(6)										30,000	(10)	5,698,800	(8)

	03/15/25	03/04/25	(9)										30,000	(11)	5,635,500	(8)

	N/A														114,814	(12)

Mark D. Brazeal	APB Plan			32,187	515,000	1,042,875

	03/15/25	03/04/25	(6)				3,750	(7)	30,000	(7)	60,000	(7)			7,598,550	(8)

	03/15/25	03/04/25	(9)				3,750	(7)	30,000	(7)	60,000	(7)			8,088,750	(8)

	03/15/25	03/04/25	(6)										30,000	(10)	5,698,800	(8)

	03/15/25	03/04/25	(9)										30,000	(11)	5,635,500	(8)

	N/A														192,348	(12)

Charlie B. Kawwas, Ph.D.	APB Plan			90,125	721,000	1,622,250

	N/A														21,750	(12)

(1)

Represents potential payouts under the APB Plan for fiscal 2025. Target bonus amounts were 100% as a percentage of eligible earnings for each of Ms. Spears, Mr. Brazeal and Dr. Kawwas. The threshold amount for Dr. Kawwas was 12.5% of his target bonus amounts, calculated based on the achievement of a single corporate financial goal at 50% of target and an individual performance multiplier of 50%. The threshold amount for each of Ms. Spears and Mr. Brazeal was 6.25% of their respective target bonus amounts, calculated based on the achievement of a single corporate financial goal or division financial and strategic goal at 25% of target and an individual performance multiplier of 50%. The maximum amount for Dr. Kawwas was 225% of target, which assumes maximum (150%) performance for each corporate financial goal and an individual performance multiplier of 150%. The maximum amount for each of Ms. Spears and Mr. Brazeal was 202.5% of target, which assumes maximum (150%) performance for each corporate financial goal, maximum (120%) performance for their division financial and strategic goals and an individual performance multiplier of 150%.

(2)	All equity awards were granted under the Broadcom Inc. 2012 Stock Incentive Plan (the “2012 Plan”).

(3)

Represents the grant date fair value of the equity awards calculated in accordance with ASC 718. These amounts do not reflect compensation actually received by the NEOs or the actual value that may be recognized by the NEOs. For information on the valuation assumptions used in the calculations, see Note 2 to the Consolidated Financial Statements in our 2025 Annual Report.

(4)

Represents the 2025 Tan PSU Award with vesting contingent on both attainment of AI Revenue targets during the Performance Period and continued employment through the Vesting Date. No portion of the PSU award will be earned if the Applicable AI Revenue is less than or equal to the Threshold Achievement Level (and accordingly, no threshold payout amount is disclosed). The actual number of shares earned on the Vesting Date will be the product of multiplying the Payout Percentage by the Target PSUs. If the Applicable AI Revenue is between two Achievement Levels, the number of shares earned will be determined using linear interpolation. Mr. Tan may earn up to 300% of the Target PSUs. Any shares earned during the Performance Period but prior to the Vesting Date will be subject to continued employment through the Vesting Date.

(5)	Represents the grant date fair value for the 2025 Tan PSU Award at the target attainment level calculated in accordance with ASC 718.

(6)	Equity awards have a vesting start date of March 15, 2025.

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(7)

Represents a PSU award that vests at a rate of 25% per year on each anniversary of the applicable vesting start date, subject to continued employment through the applicable vesting date and achievement of specified performance goals based on the Relative TSR over four overlapping performance periods beginning on March 2nd immediately prior to the applicable vesting start date and ending on March 1st of the first, second, third and fourth years following the performance period commencement date. The number of shares that may be earned is capped at 25% of the target number of shares subject to the PSU award for each of the first three performance periods. In the aggregate, the NEO may earn up to 200% of the total target number of shares subject to the PSU award if, for the fourth performance period, the Relative TSR is at or above the 75th percentile of the S&P 500 and our absolute TSR is not negative. If the minimum performance criteria is not met, no shares of common stock will be issued and the PSU award will be cancelled.

(8)	Represents the maximum grant date fair value (using a Monte Carlo simulation model) for the 2025 Spears/Brazeal PSU Awards calculated in accordance with ASC 718.

(9)	Equity awards have a vesting start date of March 15, 2026.

(10)

Represents an RSU award, which when granted, vested at a rate of 25% per year on each anniversary of the applicable vesting start date, subject to continued employment on the applicable vesting date. The Compensation Committee in June 2025 modified the vesting schedule from annual to quarterly such that 12.5% of the RSU award vested on September 15, 2025 and the remainder will vest at a rate of 6.25% per quarter, subject to continued employment through the applicable vesting date.

(11)

Represents an RSU award, which when granted, was to vest at a rate of 25% per year on each anniversary of the applicable vesting start date, subject to continued employment on the applicable vesting date. The Compensation Committee in June 2025 modified the vesting schedule from annual to quarterly and the RSU award will vest at a rate of 6.25% per quarter, subject to continued employment through the applicable vesting date.

(12)

Represents the incremental grant date fair value of the previously-granted outstanding RSU awards that were modified in June 2025 by the Compensation Committee to reflect a quarterly vesting schedule and calculated in accordance with ASC 718.

FISCAL 2025 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

		Stock Awards(1)

Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(2) ($)	Multi- Year Equity Award Vest Start Date

Hock E. Tan	10/31/22	—		—	10,000,000	(3)	3,696,300,000

	09/03/25	—		—	610,521	(4)	225,666,877

Kirsten M. Spears	01/15/19	7,813	(5)	2,887,919	78,140	(6)(7)	28,882,888	03/15/22

	03/15/23	18,750	(8)	6,930,563	75,000	(9)(7)	27,722,250	03/15/23

	03/15/23	31,250	(8)	11,550,938	87,500	(10)(7)	32,342,625	03/15/24

	03/15/25	26,250	(8)	9,702,788	60,000	(11)(7)	22,177,800	03/15/25

	03/15/25	30,000	(12)	11,088,900	30,000	(13)(7)	11,088,900	03/15/26

Mark D. Brazeal	01/15/19	9,375	(5)	3,465,281	93,750	(6)(7)	34,652,813	03/15/22

	12/15/21	5,000	(14)	1,848,150	—		—

	12/15/21	100,000	(15)	36,963,000	—		—

	03/15/23	18,750	(8)	6,930,563	75,000	(9)(7)	27,722,250	03/15/23

	03/15/23	31,250	(8)	11,550,938	87,500	(10)(7)	32,342,625	03/15/24

	03/15/24	62,500	(8)	23,101,875	175,000	(10)(7)	64,685,250

	03/15/25	26,250	(8)	9,702,788	60,000	(11)(7)	22,177,800	03/15/25

	03/15/25	30,000	(12)	11,088,900	30,000	(13)(7)	11,088,900	03/15/26

Charlie B. Kawwas, Ph.D.	01/15/19	12,500	(5)	4,620,375	125,000	(6)(7)	46,203,750	03/15/22

	10/31/22	—		—	3,000,000	(3)	1,108,890,000

(1)	The awards shown in these columns are awards granted under the 2012 Plan unless otherwise noted.

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(2)	The amounts shown in this column represent the number of unvested shares multiplied by $369.63, the closing price of Broadcom common stock on October 31, 2025 (the last trading day of fiscal 2025).

(3)

Represents a PSU award based on attainment of the maximum performance level as performance through November 2, 2025 was tracking above target. Vesting is contingent on both achievement of stock price hurdles (the “Price Hurdles”) and continued employment on October 31, 2027. No portion of the PSU award will be earned unless the average closing price of Broadcom common stock over 20 consecutive trading days meets or exceeds the Price Hurdles during the period that begins after the third anniversary of the grant date and concludes on the fifth anniversary of the grant date (the “Earning Period”). One-third of the shares subject to the PSU award will be earned for achieving each Price Hurdle during the Earning Period, with no interpolation between Price Hurdles. Any shares earned during the Earning Period but prior to October 31, 2027 will be subject to continued employment on October 31, 2027. If the lowest Price Hurdle is not met during the Earning Period, the PSU award will be cancelled.

(4)

Represents the 2025 Tan PSU Award based on attainment of the target performance level as the Performance Period does not commence until the first day of fiscal 2028. Vesting is contingent on both attainment of AI Revenue targets during the Performance Period and continued employment through the Vesting Date. No portion of the PSU award will be earned if the Applicable AI Revenue is less than or equal to the Threshold Achievement Level. The actual number of shares earned on the Vesting Date will be the product of multiplying the Payout Percentage by the Target PSUs. If the Applicable AI Revenue is between two Achievement Levels, the number of shares earned will be determined using linear interpolation. Mr. Tan may earn up to 300% of the Target PSUs. Any shares earned during the Performance Period but prior to the Vesting Date will be subject to continued employment through the Vesting Date. For further discussion of the 2025 Tan PSU Award, see “Compensation Discussion and Analysis — Long-Term Incentive Compensation — Equity Award Granted to Mr. Tan in Fiscal 2025.”

(5)

Represents an RSU award under the 2019 Multi-Year Awards granted under the Avago Technologies Limited 2009 Equity Incentive Plan (the “Avago Plan”), which when granted, vested at a rate of 25% on each anniversary of the applicable vesting start date, subject to continued employment on the applicable vesting date. The Compensation Committee in June 2025 modified the vesting schedule from annual to quarterly such that 12.5% of the RSU award vested on September 15, 2025 and the remainder will vest at a rate of 6.25% per quarter, subject to continued employment through the applicable vesting date.

(6)

Represents a PSU award under the 2019 Multi-Year Awards granted under the Avago Plan based on attainment of the maximum performance level as performance through November 2, 2025 was tracking above target. The PSU award vests as to 25% of the target number of shares on each anniversary of March 15, 2022, subject to continued employment on the applicable vesting date and achievement of specified performance goals based on the Relative TSR over four overlapping performance periods beginning on March 2, 2022 and ending on each March 1st of 2023, 2024, 2025 and 2026, as determined by the Compensation Committee. The Relative TSR for the first, second and third performance periods was at the 61st, 99th and 99th percentile, respectively, and, as a result, 25% of the target number of shares subject to the PSU award was earned in each of fiscal 2023, 2024 and 2025.

(7)

The number of shares that may be earned is capped at 25% of the target number of shares subject to the PSU award for each of the first three performance periods. In the aggregate, the NEO may earn up to 200% of the total target number of shares subject to the PSU award if, for the fourth performance period, the Relative TSR is at or above the 75th percentile of the S&P 500 and our absolute TSR is not negative. No shares will be earned for a performance period if the Relative TSR is not at or above the 25th percentile of the S&P 500.

(8)

Represents an RSU award, which when granted, vested at a rate of 25% on each anniversary of the applicable vesting start date, subject to continued employment on the applicable vesting date. The Compensation Committee in June 2025 modified the vesting schedule from annual to quarterly such that 12.5% of the RSU award vested on September 15, 2025 and the remainder will vest at a rate of 6.25% per quarter, subject to continued employment through the applicable vesting date.

(9)

Represents a PSU award based on attainment of the maximum performance level as performance through November 2, 2025 was tracking above target. The PSU award vests as to 25% of the target number of shares on each anniversary of March 15, 2023, subject to continued employment on the applicable vesting date and achievement of specified performance goals based on the Relative TSR over four overlapping performance periods beginning on March 2, 2023 and ending on each March 1st of 2024, 2025, 2026 and 2027, as determined by the Compensation Committee. The Relative TSR for both the first and second performance period was at the 99th percentile and, as a result, 25% of the target number of shares subject to the PSU award was earned in each of fiscal 2024 and 2025.

(10)

Represents a PSU award based on attainment of the maximum performance level as performance through November 2, 2025 was tracking above target. The PSU award vests as to 25% of the target number of shares on each anniversary of March 15, 2024, subject to continued employment on the applicable vesting date and achievement of specified performance goals based on the Relative TSR over four overlapping performance periods beginning on March 2, 2024 and ending on each March 1st of 2025, 2026, 2027 and 2028, as determined by the Compensation Committee. The Relative TSR for the first performance period was at the 97th percentile and, as a result, 25% of the target number of shares subject to the PSU award was earned in fiscal 2025.

(11)

Represents a PSU award based on attainment of the maximum performance level as performance through November 2, 2025 was tracking above target. The PSU award vests as to 25% of the target number of shares on each anniversary of March 15, 2025, subject to continued employment on the applicable vesting date and achievement of specified performance goals based on the Relative TSR over four overlapping performance periods beginning on March 2, 2025 and ending on each March 1st of 2026, 2027, 2028 and 2029, as determined by the Compensation Committee.

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(12)

Represents an RSU award, which when granted, was to vest at a rate of 25% on each anniversary of the applicable vesting start date, subject to continued employment on the applicable vesting date. The Compensation Committee in June 2025 modified the vesting schedule from annual to quarterly and the RSU award will vest at a rate of 6.25% per quarter, subject to continued employment through the applicable vesting date.

(13)

Represents a PSU award based on attainment of the target performance level as the performance period had not commenced as of November 2, 2025. The PSU award will vest as to 25% of the target number of shares on each anniversary of March 15, 2026, subject to continued employment on the applicable vesting date and achievement of specified performance goals based on the Relative TSR over four overlapping performance periods beginning on March 2, 2026 and ending on each March 1st of 2027, 2028, 2029 and 2030, as determined by the Compensation Committee.

(14)

Represents an RSU award, which when granted, vested at a rate of 25% on each anniversary of the grant date, subject to continued employment on the applicable vesting date. The Compensation Committee in June 2025 modified the vesting schedule from annual to quarterly such that 18.75% of the RSU award vested on September 15, 2025 and the remaining 6.25% vested on December 15, 2025.

(15)

Represents shares earned in fiscal 2025 under a PSU award based on attainment of the maximum performance level as the Relative TSR for the fourth performance period was at the 99th percentile and our absolute TSR was not negative; these shares remained unvested until December 15, 2025. The PSU award vests as to 25% on each anniversary of December 15, 2021, subject to continued employment on the applicable vesting date and achievement of specified performance goals based on the Relative TSR over four overlapping performance periods beginning on March 2, 2021 and ending on each March 1st of 2022, 2023, 2024 and 2025, as determined by the Compensation Committee. The Relative TSR for the first, second and third performance periods was at the 69th, 74th and 98th percentile, respectively, and, as a result, 25% (20,000 shares) of the target number of shares subject to the PSU award was earned in each of fiscal 2022, 2023 and 2024, and vested in each of fiscal 2023, 2024 and 2025, respectively. Mr. Brazeal earned an aggregate of 160,000 shares under this PSU award over the four performance periods, which represents 200% of the target number of shares subject to the PSU award.

FISCAL 2025 OPTION EXERCISES AND STOCK VESTED TABLE

The following table sets forth information regarding the vesting of previously granted RSU and PSU awards during fiscal 2025 for each of our NEOs. Stock award value realized is calculated by multiplying the number of shares shown in the table by the closing price of Broadcom common stock as reported on the Nasdaq Global Select Market on the date the stock awards vested. The Value Realized on Vesting column represents long-term gain over multiple years of service by the NEO and is not considered as part of the NEO’s fiscal 2025 compensation.

We have not granted stock options since 2015, other than options substituted in acquisitions. No NEO held any stock options during the fiscal year.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Hock E. Tan	—	—

Kirsten M. Spears	394,057	86,814,413

Mark D. Brazeal	343,125	77,219,281

Charlie B. Kawwas, Ph.D.	212,500	43,659,125

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SEVERANCE BENEFITS AGREEMENTS; DEATH AND PERMANENT DISABILITY POLICIES; RETIREMENT

Severance Benefits Agreements — General Terms

Each of our NEOs is a party to a severance benefits agreement with Broadcom (as may be amended or restated from time to time, a “severance benefits agreement”).

These severance benefits agreements provide each NEO with severance payments and other benefits in the event termination of employment is without cause, due to death or permanent disability or for “good reason,” as such terms are defined in the severance benefits agreements (a “Covered Termination”), provided that the NEO timely executes a general release of claims in Broadcom’s favor.

If a Covered Termination takes place within 12 months following (or in the case of Mr. Tan, within three months prior to or 12 months following) a “change in control” (as defined in the severance benefits agreement) of Broadcom, the NEOs would be entitled to receive the following:

Name	Continued Base Salary	Bonus(1)	Health Benefits Continuation Coverage	Equity Award Vesting Acceleration(2)

Hock E. Tan	24 months	200%	12 months	100%

Kirsten M. Spears	12 months	100%	12 months	100%

Mark D. Brazeal	12 months	100%	12 months	100%

Charlie B. Kawwas, Ph.D.	12 months	100%	12 months	100%

(1)	Bonus payments are calculated using the lesser of the NEO’s prior year’s actual bonus or target bonus.

(2)	The NEO will receive full acceleration of all outstanding RSU awards and acceleration of outstanding PSU awards, after giving effect to any deemed satisfaction of performance goals as set forth below.

For Mr. Tan, Dr. Kawwas and Ms. Spears, except as otherwise provided in an applicable award agreement, for PSU awards for which the applicable performance period has not been completed, the performance goals will be deemed met at target levels. For Mr. Brazeal, except as otherwise provided in an applicable award agreement, the performance goals applicable to his PSU awards will be deemed satisfied up to 100% in the discretion of our Board, based on Broadcom’s performance through the date of the change in control. The severance benefits agreements for Messrs. Tan and Brazeal and Dr. Kawwas also contain alternative provisions that would apply to PSU awards that vest based on stock price contingencies, but no such awards were outstanding as of November 2, 2025, except for the 2023 Tan PSU Award and the 2023 Kawwas PSU Award, which terms supersede those in the applicable severance benefits agreement.

Generally under the terms of the outstanding PSU awards with performance based on TSR, the performance goals will be based on Broadcom’s performance through a date within 10 days prior to the change in control and the Achievement Factor will be calculated on a date before the change in control, as determined by the plan administrator.

Under the terms of the 2023 Tan PSU Award and the 2023 Kawwas PSU Award, the performance goals will be based on the greater of (i) Broadcom’s performance through a date within 10 days prior to the change in control and (ii) the price paid per share in the change in control.

Under the terms of the 2025 Tan PSU Award, if the change in control occurs prior to the end of the first quarter of fiscal 2028, the PSU award will be forfeited in its entirety immediately prior to the change in control. For determining the vesting acceleration in the event of a change of control after the end of the first quarter of fiscal 2028, see “Compensation Discussion and Analysis — Elements of Fiscal 2025 Compensation Program — Long-Term Incentive Compensation — Equity Award Granted to Mr. Tan in Fiscal 2025.”

56

If a Covered Termination takes place other than in connection with a “change in control” (as defined in the severance benefits agreement) of Broadcom, the NEOs would be entitled to receive the following:

Name	Continued Base Salary	Bonus(1)	Health Benefits Continuation Coverage	Equity Award Vesting Acceleration

Hock E. Tan	12 months	100%	6 months	Varies by Award(2)(3)

Kirsten M. Spears	9 months	50%	6 months	—

Mark D. Brazeal	9 months	50%	6 months	—

Charlie B. Kawwas, Ph.D.	9 months	50%	6 months	100%(2)

(1)	Bonus payments are calculated using the lesser of the NEO’s prior year’s actual bonus or prior year’s target bonus.

(2)

Under the terms of the 2023 Tan PSU Award and the 2023 Kawwas PSU Award, 100% of the PSU award will vest and the number of shares will be determined based on Broadcom’s performance through the termination date.

(3)

Under the terms of the 2025 Tan PSU Award, if a Covered Termination occurs prior to the start of fiscal 2028, the PSU award will be forfeited in its entirety. For determining the vesting acceleration if a Covered Termination occurs during the Performance Period, see “Compensation Discussion and Analysis — Elements of Fiscal 2025 Executive Compensation Program — Long-Term Incentive Compensation — Equity Award Granted to Mr. Tan in Fiscal 2025.”

The definition of “good reason” generally means any of the following, subject to certain notice and cure period provisions: (A) a material reduction in the NEO’s salary (other than as part of a broad salary reduction program instituted because Broadcom is in financial distress); (B) a substantial reduction in the NEO’s duties and responsibilities; (C) the elimination or reduction of the NEO’s eligibility to participate in Broadcom’s benefit programs that is inconsistent with the eligibility of our executives to participate therein; (D) Broadcom informs the NEO of its intention to transfer the NEO’s primary workplace to a location that is more than 50 miles from the location of the NEO’s primary workplace as of such date; (E) Broadcom’s material breach of the severance benefits agreement that is not cured within 60 days written notice thereof; and (F) any serious chronic mental or physical illness of the NEO or a member of the NEO’s family that requires the NEO to terminate their employment because of substantial interference with the NEO’s duties; provided, that at Broadcom’s request the NEO provides Broadcom with a written physician’s statement confirming the existence of such mental or physical illness.

Acceleration of Equity Awards in the Event of Death or Permanent Disability

Upon an executive officer’s death or permanent disability, Broadcom’s Death Policy and Permanent Disability Policy provide for the full acceleration of vesting of the executive officer’s outstanding and unvested equity awards that have started vesting and would otherwise vest solely based on the executive officer’s continued service, including PSU awards for which the applicable performance criteria have been met as of the date of such death or permanent disability. Under such circumstances, any PSU awards held by executive officers with performance periods that have started but not ended will have their performance goals deemed achieved at 100% of target levels, with all other terms and conditions deemed met. The Death Policy applies to all of our employees, directors and other service providers, including the NEOs, while the Permanent Disability Policy applies to (i) any officer of Broadcom, as such term is defined in Exchange Act Rule 16a-1 and (ii) any member of the CEO’s executive staff, including the NEOs, as determined by the CEO. The benefits provided under these policies are generally intended to be additive to any benefits the NEO becomes entitled to under any other policy, program, plan or agreement (including severance benefits agreements) unless our Board, the Compensation Committee or the Policy Committee (as defined in the applicable policy) determines otherwise.

57

Retirement

Under the 2023 Tan PSU Award, if Mr. Tan retires from Broadcom prior to October 31, 2027 but during the Earning Period, the performance period for the PSU award will end on his retirement date and a prorated portion of the PSU award will vest on his retirement date, subject to achievement of the Price Hurdles. Any retirement notice must be provided at least 30 days prior to Mr. Tan’s retirement date. The following table reflects the potential payments Mr. Tan would be entitled to receive if he had provided a retirement notice on October 3, 2025 and retired effective November 2, 2025.

PSU Award	Ordinary Course Vesting Date	Shares Accelerated (#)	Value of PSU Acceleration ($)

2023 Tan PSU Award	10/31/27	6,009,852(1)	2,221,421,595(2)

(1)

Number of shares for which the performance goals having been deemed satisfied based on Broadcom’s actual performance immediately prior to November 2, 2025, prorated based on portion of the performance period during which Mr. Tan provided services.

(2)	Based on a per share price of $369.63, the closing price of Broadcom common stock on October 31, 2025 (the last trading day of fiscal 2025).

POTENTIAL PAYMENTS AND BENEFITS UPON CERTAIN TERMINATIONS OF EMPLOYMENT IN CONNECTION WITH A CHANGE IN CONTROL

The following table reflects the potential payments and benefits to which our NEOs would be entitled under their severance benefits agreements and equity award agreements in effect as of the end of fiscal 2025 in the event of a Covered Termination taking place within 12 months following a change in control of Broadcom (or in the case of Mr. Tan three months before or 12 months following a change in control of Broadcom). The amounts presented in the table assume an employment termination date and a change in control date of November 2, 2025 and that all eligibility requirements contemplated by the NEO’s respective agreements and our policies and practices, as applicable, were met.

Name	Cash Severance Base Salary ($)	Cash Severance Bonus ($)	Health Benefits Continuation Coverage(1) ($)	Value of RSU/ PSU Acceleration(2) ($)		Total ($)

Hock E. Tan	2,400,000	—	35,363	3,696,300,000	(3)(4)	3,698,735,363

Kirsten M. Spears	412,000	412,000	31,088	153,286,670		154,141,758

Mark D. Brazeal	515,000	515,000	30,896	286,232,231		287,293,127

Charlie B. Kawwas, Ph.D.	721,000	721,000	30,742	1,159,714,125	(3)	1,161,186,867

(1)	Represents the cost of our subsidized continued healthcare benefits based on our costs for such coverage as of November 2, 2025.

(2)

This amount includes the number of shares subject to (i) RSU awards and/or (ii) PSU awards for which the performance goals have been deemed satisfied based on Broadcom’s actual performance immediately prior to November 2, 2025, in each case multiplied by $369.63, the closing price of Broadcom common stock on October 31, 2025 (the last trading day of fiscal 2025).

(3)

This amount includes the number of shares subject to the 2023 Tan PSU Award and 2023 Kawwas PSU Award (as applicable) based on Broadcom’s performance through a date within 10 days prior to November 2, 2025 multiplied by $369.63, the closing price of Broadcom common stock on October 31, 2025 (the last trading day of fiscal 2025).

(4)

This amount does not include any shares subject to the 2025 Tan PSU Award as the Performance Period had not commenced prior to November 2, 2025 and any termination as of November 2, 2025 would result in the 2025 Tan PSU Award being forfeited in its entirety.

58

POTENTIAL PAYMENTS AND BENEFITS UPON CERTAIN TERMINATIONS OF EMPLOYMENT

The following table reflects the potential payments and benefits to which our NEOs would be entitled under their severance benefits agreements in effect as of the end of fiscal 2025, in the event of a Covered Termination taking place not in connection with a change in control of Broadcom. The amounts presented in the table assume an employment termination date of November 2, 2025 and that all eligibility requirements contemplated by the NEO’s respective agreements and our policies and practices, as applicable, were met.

Name	Cash Severance Base Salary ($)	Cash Severance Bonus ($)	Health Benefits Continuation Coverage(1) ($)	Value of RSU/ PSU Acceleration ($)		Total ($)

Hock E. Tan	1,200,000	—	17,682	3,696,300,000	(2)(3)	3,697,517,682

Kirsten M. Spears	309,000	206,000	15,544	—		530,544

Mark D. Brazeal	386,250	257,500	15,448	—		659,198

Charlie B. Kawwas, Ph.D.	540,750	360,500	15,371	1,108,890,000	(2)	1,109,806,621

(1)	Represents the cost of subsidized continued healthcare benefits based on our costs to provide such coverage as of November 2, 2025.

(2)

This amount includes the number of shares subject to the 2023 Tan PSU Award and the 2023 Kawwas PSU Award (as applicable) based on Broadcom’s performance through November 2, 2025 multiplied by $369.63, the closing price of Broadcom common stock on October 31, 2025 (the last trading day of fiscal 2025).

(3)

This amount does not include any shares subject to the 2025 Tan PSU Award as the Performance Period had not commenced prior to November 2, 2025 and any termination as of November 2, 2025 would mean the entirety of the 2025 Tan PSU Award is forfeited.

POTENTIAL PAYMENTS UNDER OUR DEATH AND PERMANENT DISABILITY POLICIES

The following table reflects the additional potential payments and benefits to which our NEOs would be entitled under the Death Policy and Permanent Disability Policy in effect as of November 2, 2025, in the event of the NEO’s death or permanent disability. The amounts presented in the table assume a termination of employment date of November 2, 2025 and that all eligibility requirements contemplated by these policies were met.

Name	Value of RSU/PSU Acceleration ($)(1)

Hock E. Tan	3,696,300,000	(2)(3)

Kirsten M. Spears	71,043,995

Mark D. Brazeal	162,406,181

Charlie B. Kawwas, Ph.D.	1,122,751,125	(2)

(1)

Except as set forth below, the amounts represent the number of shares issued upon full acceleration of each RSU award that has begun vesting and each PSU award for which the performance period has begun, with the performance goals deemed achieved at target performance levels, multiplied by $369.63, the closing price of Broadcom common stock on October 31, 2025 (the last trading day of fiscal 2025).

(2)

This amount includes the number of shares subject to the 2023 Tan PSU Award and the 2023 Kawwas PSU Award (as applicable) based on Broadcom’s performance through November 2, 2025 multiplied by $369.63, the closing price of Broadcom common stock on October 31, 2025 (the last trading day of fiscal 2025).

(3)

This amount does not include any shares subject to the 2025 Tan PSU Award as the Performance Period had not commenced prior to November 2, 2025 and any termination as of November 2, 2025 would mean the entirety of the 2025 Tan PSU Award is forfeited.

59

CEO PAY RATIO

In accordance with SEC rules, Broadcom is providing the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all our employees (the “Ratio”).

CEO PAY RATIO

For fiscal 2025, the annual total compensation of our CEO, as reported in the “Fiscal 2025 Summary Compensation Table,” is $205,278,006. The median of the annual total compensation of all our employees is $378,281. Therefore, the Ratio calculated in accordance with Item 402(u) of Regulation S-K is 543 to 1.

In determining the annual total compensation of the median employee, we calculated such employee’s compensation in accordance with SEC executive compensation disclosure rules. This calculation is the same calculation used to determine the total compensation of each of our NEOs for purposes of the “Fiscal 2025 Summary Compensation Table.”

SUPPLEMENTAL CEO PAY RATIO

As discussed in “Compensation Discussion and Analysis,” the 2025 Tan PSU Award is front-loaded to cover three years of annual equity awards from fiscal 2028 through fiscal 2030 and the performance period of the 2025 Tan PSU Award does not start until the first day of fiscal 2028. The 2023 Tan PSU Award, however, is front-loaded to cover five years of annual equity awards from fiscal 2023 through fiscal 2027 and is subject to a performance period during that time period. Hence, the fiscal 2025 “Stock Awards” amount shown above in the “Supplemental Fiscal 2025 Summary Compensation Table” excludes the grant date fair value for the 2025 Tan PSU Award at the target attainment level calculated in accordance with ASC 718 and instead includes one-fifth of the grant date fair value of the 2023 Tan PSU Award calculated in accordance with ASC 718.

When applying the annual total compensation of our CEO of $35,034,926 as shown in the “Supplemental Fiscal 2025 Summary Compensation Table” above, the supplemental ratio is 93 to 1.

IDENTIFICATION OF MEDIAN EMPLOYEE

As permitted by SEC rules, for purposes of calculating the Ratio set forth above, we used the same median employee that we identified for purposes of our pay ratio disclosure in fiscal 2024, based on our determination that there was no change in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio.

We identified the median employee based on the following methodology for fiscal 2024:

•

We collected compensation data from our human resources system of record for approximately 17,000 U.S. employees and 19,800 non-U.S. employees, excluding our CEO, whether employed on a full-time, part-time, temporary or seasonal basis, as of November 3, 2024, which was the last day of fiscal 2024. We excluded non-U.S. employees in certain jurisdictions that, in aggregate, make up less than 5% of our global workforce.(1)

•

We annualized the compensation of all permanent full-time and part-time employees who we hired between October 30, 2023 and November 3, 2024. We applied an exchange rate used in our human resources system of record as of November 1, 2025 to convert all international currencies into U.S. dollars.

•

We used target total cash compensation as of November 3, 2024, as our consistently applied compensation measure. In this context, target total cash compensation meant (1) the applicable annual base salary level in effect as of November 3, 2024 and (2) the annual incentive cash target amount or commission target amount payable for service in fiscal 2024.

COMPARABILITY

The Ratio presented above is a reasonable estimate calculated in a manner consistent with SEC rules based on our human resources system of record. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, this pay ratio disclosure may not be comparable to the pay ratio reported by other companies.

(1)	Approximate number of employees in each excluded jurisdiction: Estonia (60), Malaysia (1,297), Poland (110), Romania (11) and Taiwan (304).

60

PAY VERSUS PERFORMANCE
The following tables and related disclosure have been prepared in accordance with the SEC’s pay versus performance rules and do not reflect
compensation actually earned, realized or received by the NEOs. The Compensation Committee did not consider this pay versus performance disclosure in making its pay decisions for any of the years shown. For a discussion of how the Compensation Committee seeks to align pay with performance when setting NEO compensation, see “
Compensation Discussion and Analysis
” above.

Year	Summary Compensation Table (“SCT”) Total for Principal Executive Officer (“PEO”) (1) ($)	Compensation Actually Paid (“CAP”) to PEO (2) ($ Millions)	Average SCT Total for Non-PEO NEOs (3) ($)	Average CAP to Non-PEO NEOs (2) ($)	Value of Initial Fixed $100 Investment based on: (4)		Net Income ($ Millions)	Net Revenue ($ Millions) (5)
					TSR ($)	Peer Group TSR ($)

2025	205,278,006	2,268	19,632,894	332,352,803	1,182.35	243.37	23,126	63,887

2024	2,634,542	1,150	10,633,084	190,786,530	535.10	187.18	5,895	51,574

2023	161,826,161	768	26,807,158	119,860,261	261.58	131.38	14,082	35,819

2022	60,606,971	50	4,444,960	(11,048,223)	143.70	106.05	11,495	33,203

2021	60,703,627	84	14,983,358	42,183,932	156.83	144.43	6,736	27,450

(1)	The amounts in this column are the amounts reported for Hock E. Tan, our PEO, for each corresponding fiscal year in the “Total” column of the SCT.

(2)	The following table shows the fiscal 2025 amounts deducted from and added to the SCT total compensation to calculate the CAP to our NEOs in accordance with SEC rules.

	2025
	PEO ($)	Average for Non-PEOs ($)

SCT Total	205,278,006	19,632,894

Value of Stock Awards in SCT	(202,351,080)	(18,124,037)

Year End Fair Value of Unvested Awards Granted in Current Year	219,080,056	37,449,179

Year Over Year Change in Fair Value of Unvested Awards from Prior Years	2,045,498,218	271,277,883

Vesting Date Fair Value for Awards Granted and Vested in the Current Year	—	910,225

Change in Fair Value of Awards from Prior Years that Vested in Current Year	—	21,206,659

CAP	2,267,505,200	332,352,803

(3)
The amounts in this column are the average amounts reported for our
Non-PEO
NEOs for each corresponding year in the “Total” column of the SCT for the relevant year. For each of fiscal 2025, 2024 and 2023, our
Non-PEO
NEOs were Kirsten M. Spears, Mark D. Brazeal and Charlie B. Kawwas, Ph.D. For each of fiscal 2022 and 2021, our
Non-PEO
NEOs were Kirsten M. Spears, Mark D. Brazeal, Charlie B. Kawwas, Ph.D. and Thomas H. Krause, Jr.

(4)
The NASDAQ 100 Index is the industry peer group we used for the purposes of the stock performance graph required by Item 201(e) of Regulation
S-K
included in our 2025 Annual Report. This table assumes $100 was invested in Broadcom and in the NASDAQ 100 Index, respectively, for the period starting October 30, 2020 through the end of the listed fiscal year. Historical stock performance is not necessarily indicative of future stock performance.

(5)
As discussed under “
Compensation Discussion and Analysis — Elements of Fiscal 2025 Executive Compensation Program — Annual Cash Incentive Bonus Plan
” above, net revenue is one of the corporate financial goals used to determine the APB Plan payout, and was determined to be the most important financial performance measure used to link Broadcom performance to CAP to our PEO and
Non-PEO
NEOs for fiscal 2025.

61

RELATIONSHIP BETWEEN CAP AND FINANCIAL PERFORMANCE
The following charts illustrate the relationship between CAP to our PEO and the average of CAP to our
Non-PEO
NEOs, and our cumulative TSR, the Nasdaq 100 TSR, our net income and our net revenue, respectively, over the five most recently completed fiscal years.

PEO and Average Non-PEO CAP Versus TSR
CAP ($ Millions)
2,400
1,900
1,400
900
400
-100
TSR (FYE 2020 Indexed to $100)
$1,300
$1,100
$900
$700
$500
$300
$100
-$100
100.0
100.0
156.83
144.43
84.1
42.2
143.70
106.05
49.9
-11.0
767.7
261.58
131.38
119.9
1,149.9
535.10
187.18
190.8
2,267.5
1,182.35
243.37
332.4
2020
2021
2022
2023
2024
2025
Fiscal Year
PEO CAP
Average Non-PEO NEO CAP
Broadcom TSR
Nasdaq 100 TSR

62

PEO and Average Non-PEO CAP Versus Net Revenue
CAP ($ Millions)
Net Revenue ($ Millions)
2,400
1,900
1,400
900
400
-100
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
84.1
42.2
49.9
-11.0
767.7
119.9
1,149.9
190.8
2,267.5
332.4
27,450
33,203
35,819
51,574
63,887
2021
2022
2023
2024
2025
Fiscal Year
PEO CAP
Average Non-PEO NEO CAP
Broadcom Net Revenue

TABULAR LIST OF MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES
The following table presents the financial performance and
non-financial
performance measures that Broadcom considers to have been the most important in linking CAP to our PEO and other NEOs to Broadcom’s performance for fiscal 2025. The measures in this table are further described in “
Compensation Discussion and Analysis”
and are not ranked. All financial performance measures we used to link CAP of our PEO’s and other NEO’s to Broadcom’s performance for fiscal 2025 are included on this list.

Net Revenue Adjusted Non-GAAP Operating Margin Division Financial and Strategic Goals Individual Performance Modifier TSR performance relative to the S&P 500

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EQUITY COMPENSATION PLAN INFORMATION

PLANS APPROVED BY OUR STOCKHOLDERS

Broadcom has three equity compensation plans that have been approved by our stockholders: the Avago Plan, the 2012 Plan and the ESPP. The Avago Plan expired in July 2019 and no new grants may be made under the Avago Plan. Neither the 2012 Plan nor the ESPP have an expiration date.

PLANS NOT APPROVED BY OUR STOCKHOLDERS

As of November 2, 2025, equity awards were outstanding under the VMware, Inc. Amended and Restated 2007 Equity and Incentive Plan (the “VMware Plan”) and other equity compensation plans or agreements that were assumed by Broadcom in connection with our acquisition of other companies that originally granted those awards. Broadcom also adopted the Broadcom 2023 Inducement Plan (the “Inducement Plan”) under which we granted equity awards in December 2023 in connection with the VMware acquisition.

The following table sets forth as of November 2, 2025 the number and weighted-average exercise price of shares of Broadcom common stock to be issued upon the exercise of outstanding stock options and vesting of RSU and PSU awards, and the number of shares remaining available for future issuance under all of our equity compensation plans.

Plan Category	Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights($)(1) (b)	Number of Shares of Common Stock Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Equity compensation plans approved by stockholders	173,343,418(2)	—	298,508,570(3)

Employee stock purchase plans approved by stockholders			53,286,882(4)

Equity compensation plans not approved by stockholders	55,949,026(5)	15.67	33,079,809

Total	229,292,444	15.67	384,875,261

(1)	Shares issuable upon vesting of RSU and PSU awards have been excluded from the calculation of the weighted average exercise price because they have no exercise price associated with those awards.

(2)

Represents (i) 2,933,014 shares that may be issued upon vesting of outstanding RSU and PSU awards (assuming the maximum performance level) granted under the Avago Plan and (ii) 170,410,404 shares that may be issued upon the vesting of outstanding RSU and PSU awards (assuming the maximum performance level) granted under the 2012 Plan.

(3)	Shares available for issuance under the 2012 Plan.

(4)	Includes up to a maximum of 1,315,732 shares that may be purchased in the current offering period based on enrollment as of November 2, 2025.

(5)

Represents (i) 18,363,358 shares that may be issued upon the vesting of outstanding RSU and PSU awards (assuming the maximum performance level) granted under the Inducement Plan, (ii) 37,585,298 shares that may be issued upon the vesting of outstanding RSU and PSU awards (assuming the maximum performance level) granted under the VMware Plan and (iii) 370 shares subject to outstanding stock options granted under other equity compensation plans and agreements assumed by Broadcom in connection with our acquisition of other companies that originally established those plans or agreements.

For additional information regarding our equity compensation plans, see Note 11 of Notes to Consolidated Financial Statements included in Part II, Item 8 of our 2025 Annual Report.

64

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS, DIRECTORS

AND EXECUTIVE OFFICERS

The following table sets forth information about the beneficial ownership of Broadcom common stock as of February 24, 2026 for:

•	stockholders known to us to own more than 5% of the outstanding shares of our common stock;

•	each of our directors and nominees for director;

•	each named executive officer; and

•	all of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all common stock that they beneficially own.

Common stock subject to RSU awards that vest within 60 days of February 24, 2026 are deemed to be outstanding and to be beneficially owned by the person holding the equity award for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

In the table below, percentage ownership is based on 4,735,602,612 shares of common stock outstanding as of February 24, 2026.

	Shares Beneficially Owned(1)

Name and Address of Beneficial Owners	Number of Shares Common Stock	Percentage of Common Stock

Five Percent Stockholders:

The Vanguard Group(2)	468,544,898	9.9%

100 Vanguard Blvd.

Malvern, PA 19355

BlackRock, Inc.(3)	347,023,720	7.3%

50 Hudson Yards

New York, NY 10001

Directors and Named Executive Officers:

Diane M. Bryant(4)	8,382	*

Gayla J. Delly(5)	33,352	*

Kenneth Y. Hao(6)	1,628,042	*

Eddy W. Hartenstein(7)	49,892	*

Check Kian Low(8)	114,500	*

Justine F. Page(9)	20,182	*

Henry Samueli, Ph.D.(10)	85,559,569	1.8%

Hock E. Tan(11)	908,474	*

Harry L. You(12)	36,602	*

Mark D. Brazeal(13)	70,573	*

Charlie B. Kawwas, Ph.D.(14)	814,716	*

Kirsten M. Spears(15)	187,237	*

All 13 current directors and executive officers as a group(16)	89,467,014	1.9%

*	Represents beneficial ownership of less than 1%.

65

(1)	Includes securities held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner’s account.

(2)

Based on the Schedule 13G/A filed with the SEC by The Vanguard Group on October 4, 2024, The Vanguard Group reported that it has sole dispositive power over 447,685,971 shares, shared dispositive power over 20,858,927 shares and shared voting power over 6,120,947 shares.

(3)

Based on the Schedule 13G/A filed with the SEC by BlackRock, Inc. on January 26, 2024, BlackRock, Inc. reported that it has sole dispositive power over these shares and sole voting power over 316,200,770 shares.

(4)	Includes 320 shares held by The Diane M. Bryant Trust u/a/d 11/08/17 and 1,602 shares that Ms. Bryant has the right to acquire within 60 days after February 24, 2026 upon the vesting of RSU awards.

(5)	Includes 1,602 shares that Ms. Delly has the right to acquire within 60 days after February 24, 2026 upon the vesting of RSU awards.

(6)

Includes 1,066,000 shares held by a limited liability company, 504,180 shares held by a charitable family foundation, 53,920 shares held by a family partnership and 1,602 shares that Mr. Hao has the right to acquire within 60 days after February 24, 2026 upon the vesting of RSU awards.

(7)

Includes 46,400 shares held by The Hartenstein Family Trust and 1,602 shares that Mr. Hartenstein has the right to acquire within 60 days after February 24, 2026 upon the vesting of RSU awards. Mr. Hartenstein is not standing for re-election, but intends to serve on our Board until the Annual Meeting.

(8)	Includes 1,602 shares that Mr. Low has the right to acquire within 60 days after February 24, 2026 upon the vesting of RSU awards.

(9)	Includes 1,602 shares that Ms. Page has the right to acquire within 60 days after February 24, 2026 upon the vesting of RSU awards.

(10)

Includes (i) 37,257,607 shares held by D95GT LLC, (ii) 12,272,030 shares held by E95GT LLC, (iii) 4,596,900 shares held by H&S Portfolio II L.P., (iv) 31,429,540 shares held by H&S Investments I, L.P. and (v) 1,602 shares that Dr. Samueli has the right to acquire within 60 days after February 24, 2026 upon the vesting of RSU awards. Of these shares, 16,175,000 shares have been pledged as collateral to secure certain indebtedness. See “Corporate Governance — Restrictions on Transactions Involving Our Securities” for more information on our Board’s oversight of such arrangement. Dr. Samueli disclaims beneficial ownership of the shares held by H&S Portfolio II, L.P and H&S Investments I, L.P. (collectively, the “H&S Partnerships”), D95GT LLC and E95GT LLC, except to the extent of his pecuniary interest therein. H&S Ventures LLC is the general partner of the H&S Partnerships and Dr. Samueli has an ownership interest in H&S Ventures LLC. Dr. Samueli has sole dispositive and voting power over the shares held by the H&S Partnerships, D95GT LLC and E95GT LLC.

(11)	Includes 775,638 shares held by a family trust.

(12)	Includes 1,602 shares that Mr. You has the right to acquire within 60 days after February 24, 2026 upon the vesting of RSU awards.

(13)

Includes 19,063 shares that Mr. Brazeal has the right to acquire within 60 days after February 24, 2026 upon the vesting of RSU awards. These shares do not include any shares that may be earned pursuant to PSUs for the performance periods ending March 1, 2026.

(14)

Includes 797,184 shares held by a family trust, 3,140 aggregate shares held by his children and 6,250 shares that Dr. Kawwas has the right to acquire within 60 days after February 24, 2026 upon the vesting of RSU awards. These shares do not include any shares that may be earned pursuant to PSUs for the performance periods ending March 1, 2026.

(15)

Includes 12,032 shares that Ms. Spears has the right to acquire within 60 days after February 24, 2026 upon the vesting of RSU awards. These shares do not include any shares that may be earned pursuant to PSUs for the performance periods ending March 1, 2026.

(16)

Includes 56,411 shares that directors and executive officers have the right to acquire within 60 days after February 24, 2026 upon the vesting of RSU awards. These shares do not include any shares that may be earned by our executive officers pursuant to their respective PSUs for the performance periods ending March 1, 2026.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

PROCEDURES FOR APPROVAL OF RELATED PARTY TRANSACTIONS

As provided by the Audit Committee Charter, the Audit Committee must review all related party transactions on an ongoing basis and all such transactions must be approved by the Audit Committee. The Audit Committee may delegate to one or more designated members of the committee the authority to pre-approve related party transactions, provided such approvals are presented to the Audit Committee at its next scheduled meeting.

In approving or rejecting the proposed related party transaction, the Audit Committee considers the relevant facts and circumstances available and deemed relevant to the Audit Committee, including the extent of the related person’s interests, the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. The Code of Ethics also requires that our directors, officers and employees make appropriate disclosure of potential conflicts of interest to and receive approval from (i) the NCG Committee or the Audit Committee, in the case of directors and officers, or (ii) our compliance officer, in the case of employees. Our Board has authority to approve related party transactions in lieu of the Audit Committee.

OTHER RELATIONSHIPS

From time to time in the ordinary course of business, on an arms’ length basis, Broadcom purchases from and/or sells to certain entities where one of our directors or management may have relationships as directors, executive officers or beneficial owners.

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ADDITIONAL MEETING INFORMATION

When:	April 20, 2026	Time:	4:00 p.m. Pacific Time

Where:	3421 Hillview Avenue Palo Alto, California 94304	Record Date:	February 24, 2026

MEETING ATTENDANCE AND ADMISSION

You are invited to attend the Annual Meeting if you were a registered stockholder or a beneficial owner of Broadcom common stock on the Record Date. Stockholders must register in advance at www.proxyvote.com and registration will be on a first-come, first-served basis. Due to space constraints at the venue, registration will be limited. Only stockholders as of the Record Date who have registered in advance and have a valid registration confirmation ticket from Broadridge Investor Communication Solutions, Inc. (“Broadridge”), together with proof of identification, will be admitted to the Annual Meeting.

No recording is allowed at the Annual Meeting. This includes photography, audio recording and video recording. In addition, the use of mobile phones, tablets or computers is strictly prohibited. We reserve the right to revoke admission privileges or to eject a participant for behavior likely to cause damage, injury, disruption or annoyance or for failure to comply with reasonable requests or the rules of conduct for the Annual Meeting.

QUESTIONS AND ANSWERS RELATING TO PROXY MATERIALS AND THE ANNUAL MEETING

Proxy Materials

1.	Why am I receiving these proxy materials?

Broadcom is soliciting proxies for use at the Annual Meeting, including any adjournments or postponements thereof. Stockholders are encouraged to read this Proxy Statement as it contains important information to consider when deciding how to vote on the matters brought before the Annual Meeting.

The Internet Notice, this Proxy Statement, the accompanying proxy card and our 2025 Annual Report were first made available to our stockholders on or about March 2, 2026.

2.	Why did I receive an Internet Notice instead of a paper copy of the proxy materials? How may I obtain a paper copy of the proxy materials?

We furnish the proxy materials, including this Proxy Statement and the 2025 Annual Report, to our stockholders via the Internet instead of mailing printed copies. The Internet Notice provides instructions on how you may access and review all of the proxy materials on the Internet, how you may submit your proxy over the Internet or by telephone, and how to request a paper copy of the proxy materials. A request to receive proxy materials by mail will remain in effect until revoked by you.

3.	How may I obtain a copy of the Proxy Statement and the 2025 Annual Report?

Copies of this Proxy Statement and the 2025 Annual Report are available free of charge on the Internet from the SEC at www.sec.gov and on our website in the “Investor Center — Financial Information” section of our website at www.broadcom.com. You can request a paper copy, including any exhibit listed in our 2025 Annual Report, free of charge by calling Investor Relations at (650) 427-6000 or emailing investor.relations@broadcom.com.

4.	What if I received a notice from my broker stating that it will be “householding” deliveries to my address?

SEC rules permit companies and intermediaries, such as brokers, to deliver one copy of the Internet Notice or, if applicable, the proxy materials to multiple stockholders who share an address, unless contrary instructions from one or more stockholders are received. This practice is referred to as “householding.”

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To receive a separate copy of the Internet Notice or, if applicable, the proxy materials, or if you are receiving multiple copies and would like to receive only one copy for your household, stockholders of record may contact Broadridge at:

•	By Internet: www.proxyvote.com

•	By telephone: (800) 579-1639

•	By email: sendmaterial@proxyvote.com (please include your 16-digit control number in the email subject line)

If you are a beneficial owner, you should contact your broker, bank or other nominee.

Voting Information

5.	Who may vote at the Annual Meeting?

Holders of Broadcom common stock as of the close of business on the Record Date are entitled to vote at the Annual Meeting. Each share of Broadcom common stock has one vote for each matter. As of the Record Date, Broadcom had 4,735,602,612 shares of common stock issued and outstanding.

6.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are a stockholder of record with respect to those shares.

If your shares are held by a broker, bank or other nominee, you are the “beneficial owner” of shares held in “street name.” As a beneficial owner, you have the right to instruct the broker, bank or other nominee that holds your shares on how to vote them.

7.	How do I vote my shares?

Even if you plan to attend the Annual Meeting, please vote in advance using one of the methods outlined below. The method or timing of your vote will not limit your right to vote in person at the Annual Meeting.

•	Internet: Vote your shares at www.proxyvote.com.

•	Telephone: Call (800) 690-6903.

•	Mail: Complete, sign and date your proxy card and return it in the postage-paid envelope. You cannot vote by marking the Internet Notice and returning it.

Internet and telephone voting are available 24 hours a day and will close at 11:59 p.m. Eastern Time on Sunday, April 19, 2026. The shares voted by proxy over the Internet, telephonically or through proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

You may also vote in-person at the Annual Meeting if you properly register in advance. If your shares are held in the name of a broker, bank or other nominee, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote in-person at the Annual Meeting and submit the legal proxy with your ballot.

8.	How are uninstructed votes handled?

If you are a stockholder of record and you return your signed proxy card without giving specific voting instructions, your shares will be voted by the proxy holders — Hock E. Tan, Kirsten M. Spears and Mark D. Brazeal or any one of them, with full power of substitution (together, the “Proxy Holders”) — as recommended by our Board (see table below).

If you are a beneficial owner and do not provide specific voting instructions to your broker, bank or other nominee, the organization that holds your shares will not be authorized to vote your shares, which will result in “broker non-votes,” on proposals other than the ratification of the appointment of PwC as our independent registered public accounting firm (see table below).

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9.	How does the Board recommend that I vote? What is the effect of abstentions and broker non-votes?

The following chart describes the proposals to be considered at the Annual Meeting, our Board’s recommendations, the vote required for each proposal and the manner in which votes will be counted.

Proposal	Board Recommendation	Vote Required	Effect of Abstentions	Effect of Broker Non-Votes

1. To elect each of the eight director nominees until the next annual meeting of stockholders or until their successors have been elected	FOR each nominee	Affirmative vote of a majority of votes cast	None	None

2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Broadcom for the fiscal year ending November 1, 2026	FOR	Affirmative vote of a majority of votes represented at the Annual Meeting and entitled to vote	Against	Broker has discretion to vote

3. To hold an advisory vote to approve the named executive officer compensation	FOR	Affirmative vote of a majority of votes represented at the Annual Meeting and entitled to vote	Against	None

10.	Can I change a vote I have previously cast?

If you are a stockholder of record, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy card bearing a later date;

•	by granting a subsequent proxy over the Internet or by telephone;

•	by giving written notice of revocation to the Secretary of Broadcom prior to or at the Annual Meeting; or

•	by voting in person at the Annual Meeting.

Your attendance at the Annual Meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.

If you are a beneficial owner, you may change or revoke your voting instructions by following the specific directions provided to you by your broker, bank or other nominee, or you may vote in person at the Annual Meeting (see Q.7 above).

11.	Who will bear the cost of the proxy solicitation?

Broadcom will bear the cost of soliciting proxies. We have retained D.F. King & Co., Inc., an independent proxy solicitation firm, to assist us in soliciting proxies for an estimated fee of $17,000, plus reimbursement of reasonable expenses. Certain of our officers, directors and employees, without additional compensation, may solicit proxies on Broadcom’s behalf by mail, telephone, e-mail, fax or in person. Broadcom will reimburse banks, brokerage firms and other custodians, nominees, trustees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to beneficial holders of Broadcom common stock.

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Annual Meeting Information

12.	What constitutes a quorum for the Annual Meeting?

Holders of at least a majority of all issued and outstanding shares of Broadcom common stock as of the Record Date entitled to vote at the Annual Meeting must be present at the Annual Meeting or represented by proxy to constitute a quorum. Abstentions and “broker non-votes” are counted in determining whether a quorum is present. Once a share is counted as present, it will be deemed present for quorum purposes for the entire Annual Meeting and for any adjournments thereof unless a new record date is set.

13.	Who is the inspector of elections for the Annual Meeting?

We have appointed a representative of Broadridge as the inspector of elections of the Annual Meeting. The inspector of elections will tabulate all votes including affirmative votes, negative votes, abstentions and broker non-votes. The voting results will be published in a Current Report on Form 8-K.

Stockholder Proposals and Director Nominations

14.	Can stockholders submit proposals for inclusion in Broadcom’s proxy materials for the next annual meeting?

Proposals (other than a proposal for director nomination) must comply with the procedures and requirements set forth in Rule 14a-8 under the Exchange Act and be received no later than November 2, 2026 to be considered for inclusion in the proxy materials for our 2027 annual meeting of stockholders (“2027 Annual Meeting”).

15.	Can stockholders nominate directors for the next annual meeting using proxy access?

A stockholder, or a group of up to 20 stockholders, that has owned continuously for at least three years shares of Broadcom common stock representing an aggregate of at least 3% of our outstanding shares, may nominate and include in our proxy materials director nominees constituting up to 20% of our Board, provided that the stockholder(s) and nominee(s) satisfy the requirements in our Bylaws. Notice of proxy access for director nominees must be received no earlier than the close of business on October 3, 2026 and no later than the close of business on November 2, 2026.

16.

What is the deadline for stockholders that seek to submit proposals, including director nominations, for consideration at the next annual meeting but do not seek inclusion in Broadcom’s proxy materials?

Director nominations and other proposals for consideration at the 2027 Annual Meeting, but not for inclusion in the proxy materials, must be received no earlier than the close of business on December 21, 2026 and no later than the close of business on January 20, 2027. Notice of director nominations and other proposals must be submitted by a stockholder of record and must set forth the information required by our NCG Committee charter and Bylaws. In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 19, 2027. If you are a beneficial owner of shares held in street name, you can contact the organization that holds your shares for information about how to register your shares directly in your name as a stockholder of record.

17.	What is the required delivery method for stockholder proposals and director nominations for the next annual meeting?

Notices of stockholder proposals and the intent to nominate directors at the 2027 Annual Meeting, and all supporting materials required by the NCG Committee, our Bylaws or rules under the Exchange Act, must be submitted by one of the following means:

•	By Mail: Broadcom Inc., 3421 Hillview Avenue, Palo Alto, California 94304, Attention: Secretary

•	By Email: compliance.officer@broadcom.com

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Broadcom reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Qualified director candidates suggested by holders of Broadcom common stock will be evaluated in the same manner as any other candidate for election to our Board (other than those standing for re-election).

OTHER MATTERS

Our management does not know of any matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement. If any other matters are properly presented for a vote, the enclosed proxy confers discretionary authority to the Proxy Holders.

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Appendix A

Reconciliation of Non-GAAP Financial Measures

	Fiscal Year Ended

	November 2, 2025	November 3, 2024	October 29, 2023
	(In millions)

Operating income on GAAP basis	$25,484	$13,463	$16,207

Amortization of acquisition-related intangible assets	8,062	9,267	3,247

Stock-based compensation expense	7,568	5,670	2,171

Restructuring and other charges	667	1,787	248

Acquisition-related costs	216	549	252

Operating income on non-GAAP basis	$41,997	$30,736	$22,125

Operating income on non-GAAP basis	$41,997	$30,736

Provisions or accruals for anticipated payouts under APB Plan	1,379	1,236

Adjusted operating income on non-GAAP basis	$43,376	$31,972

Net cash provided by operating activities	$27,537	$19,962	$18,085

Purchases of property, plant and equipment	(623)	(548)	(452)

Free cash flow	$26,914	$19,414	$17,633

Use of Non-GAAP Financial Measures

The non-GAAP measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP results exclude amortization of acquisition-related intangible assets, stock-based compensation expense, restructuring and other charges, acquisition-related costs, including integration costs, non-GAAP tax reconciling adjustments and other adjustments. We believe this non-GAAP financial information provides additional insight into our ongoing performance. Therefore, we provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of our ongoing operations and enable more meaningful period-to-period comparisons.

Management does not believe that these items are reflective of our underlying performance. Internally, these non-GAAP measures are significant measures used by management for purposes of evaluating our core operating performance, establishing internal budgets, calculating return on investment for development programs and growth initiatives, comparing performance with internal forecasts and targeted business models, strategic planning, evaluating and valuing potential acquisition candidates and how their operations compare to our operations, and benchmarking performance externally against our competitors. The exclusion of these and other similar items from our non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent or unusual. The foregoing reconciliation includes a reconciliation of free cash flow to the most comparable GAAP cash flow measure, “Net cash provided by operating activities.” Free cash flow measures have limitations as they omit certain components of the overall cash flow statement and do not represent the residual cash flow available for discretionary expenditures. Investors should not consider presentation of free cash flow measures as implying that stockholders have any right to such cash. Our free cash flow may not be calculated in a manner comparable to similarly named measures used by other companies.

A-1

BROADCOM

BROADCOM INC.
3421 HILLVIEW AVENUE
PALO ALTO, CA 94304

SCAN TO
VIEW MATERIALS & VOTE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V83444-P42368 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BROADCOM INC.

1. Election of Directors

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SCAN TO VIEW MATERIALS & VOTE BROADCOM INC.3421 HILLVIEW AVENUE PALO ALTO, CA 94304 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SHAREHOLDER MEETING REGISTRATION To vote and/or attend the meeting, go to the “Attend a Meeting” link at www.proxyvote.com. BROADCOM INC. The Board of Directors recommends you vote FOR all the nominees listed. 1.Election of Directors Nominees For Against Abstain 1a.Diane M. Bryant!!!1b.Gayla J. Delly!!!1c.Kenneth Y. Hao!!!1d.Check Kian Low!!!1e.Justine F. Page!!!1f.Henry Samueli!!!1g.Hock E. Tan!!!1h.Harry L. You!!!V83444-P42368 The Board of Directors recommends a vote FOR Proposals 2 and 3. For Against Abstain 2. Ratification of the appointment of Pricewaterhouse- Coopers LLP as the independent registered public accounting firm of Broadcom for the fiscal year ending November 1, 2026. 3. Advisory vote to approve the named executive officer compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V83445-P42368 BROADCOM INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, being a stockholder of Broadcom Inc. (“Broadcom”), hereby appoints Hock E. Tan, Kirsten M. Spears and Mark D. Brazeal, or each of them acting alone, each with full powers of substitution, as proxies (the “Proxies”) of the undersigned and hereby authorizes the Proxies to represent and to vote, as designated on the reverse side and, in their discretion, upon any other business that may properly come before the meeting, all of the shares of common stock of Broadcom owned by the undersigned entitled to vote at the 2026 Annual Meeting of Stockholders of Broadcom to be held at 4:00 p.m. Pacific Time on April 20, 2026, at 3421 Hillview Avenue, Palo Alto, California 94304, and at any adjournment or postponement thereof. THIS PROXY WILL BE VOTED AS SPECIFIED, OR IF NO CHOICE IS SPECIFIED: “FOR” EACH OF THE BOARD NOMINEES (PROPOSAL 1) AND “FOR” PROPOSALS 2 AND 3 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY BE PUT BEFORE THE 2026ANNUAL MEETING OF STOCKHOLDERS AND ANY ADJOURNMENT(S) AND POSTPONEMENT(S) THEREOF. PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES. Continued and to be signed on reverse side